STRATEGIC PARTNERS(SM)
ANNUITY ONE
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: JANUARY 17, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS SELECTED ADVISERS L.P.
DEUTSCHE ASSET MANAGEMENT INVESTMENT
  SERVICES LIMITED
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.
VICTORY CAPITAL MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated January 17, 2003. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 46 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Summary of Contract Expenses.......................     12
                                                Expense Examples...................................     15

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     23
                                                Short Term Cancellation Right or "Free Look".......     24

                                           Section 2: What Investment Options Can I Choose?........     25
                                                Variable Investment Options........................     25
                                                Fixed Interest Rate Options........................     26
                                                Transfers Among Options............................     27
                                                Other Available Features...........................     27
                                                Voting Rights......................................     28
                                                Substitution.......................................     28

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     29
                                                Option 1: Annuity Payments for a Fixed Period......     29
                                                Option 2: Life Annuity with 120 Payments (10 Years)
                                                  Certain..........................................     29
                                                Other Annuity Options..............................     29
                                                Tax Considerations.................................     29

                                           Section 4: What is the Death Benefit?...................     30
                                                Beneficiary........................................     30
                                                Calculation of the Death Benefit...................     30
                                                Guaranteed Minimum Death Benefit...................     30
                                                Special Rules If Joint Owners......................     31
                                                Payout Options.....................................     31
                                                Spousal Continuance Benefit........................     31

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     33
                                                Purchase Payments..................................     33
                                                Allocation of Purchase Payments....................     33
                                                Credits............................................     33
                                                Calculating Contract Value.........................     34

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     35
                                                Insurance and Administrative Cost..................     35
                                                Contract Maintenance Charge........................     35
                                                Withdrawal Charge..................................     35
                                                Taxes Attributable to Premium......................     36
                                                Transfer Fee.......................................     37
                                                Company Taxes......................................     37

--------------------------------------------------------------------------------

    Section 7: How Can I Access My Money?......................................         38
         Withdrawals During the Accumulation Phase.............................         38
         Automated Withdrawals.................................................         38
         Suspension of Payments or Transfers...................................         38

    Section 8: What are the Tax Considerations Associated with the Strategic
      Partners Annuity One Contract?...........................................         39
         Contracts Owned by Individuals (Not Associated with Tax-Favored
           Retirement Plans)...................................................         39
         Contracts Held by Tax-Favored Plans...................................         41

    Section 9: Other Information...............................................         45
         Pruco Life Insurance Company of New Jersey............................         45
         The Separate Account..................................................         45
         Sale and Distribution of the Contract.................................         45
         Assignment............................................................         45
         Financial Statements..................................................         46
         Statement of Additional Information...................................         46
         Householding..........................................................         46
         IRA Disclosure Statement..............................................         47

    Appendix...................................................................         51
         Accumulation Unit Values..............................................         51


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has different withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has different withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," on page 39.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options and two fixed interest rate options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   You can invest your money in any or all of the variable investment options and the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

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SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid-Cap Growth Portfolio
       (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 3% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value". If on the date we receive due proof of death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 31.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- The mutual funds in which the variable investment options invest also incur fees and expenses. For the year 2001, these daily charges ranged on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.

- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 12 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 35.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 to 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THIS SUMMARY INCLUDES THE 2001 EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS.

The chart below summarizes maximum charges for Strategic Partners Annuity One. For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 35. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

WITHDRAWAL CHARGE (see Note 1 on page 13)
-----------------------------------------------
     CONTRACT        CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0               8%            7%
         1               8%            6%
         2               8%            5%
         3               8%            4%
         4               7%            3%
         5               6%            2%
         6               5%            1%
         7               0%            0%
                        ---            --

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

MAXIMUM TRANSFER FEE                                         ALL CONTRACTS
--------------------                                             -----
         first 12 transfers per contract year                    $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                    $  25

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (see Note 3 below)
------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit (see
           Note 4 below)                                          0.10%

NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 35.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit after expiration of the free look period, irrespective of which death benefit option you choose.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 14)

These   are  the   historical  fund
expenses   for   the   year   ended
December  31,  2001.  Fund expenses
are not fixed or guaranteed by  the
Strategic   Partners   Annuity  One
contract and will vary from year to
year.

THE PRUDENTIAL SERIES FUND INC.:

(1) Each "SP" Portfolio has expense
reimbursements in  effect, and  the
table  shows  total  expenses  both
with  and  without  these   expense
reimbursements. These expense
reimbursements  are  voluntary  and
may be terminated at any time.

(2) Each Asset Allocation Portfolio
of  The   Prudential  Series   Fund
invests   in   a   combination   of
underlying   portfolios   of    The
Prudential  Series Fund.  The Total
Expenses and  Total Expenses  After
Expense   Reimbursement   for  each
Asset  Allocation   Portfolio   are
calculated  as a blend  of the fees
of the underlying portfolios,  plus
a 0.05% advisory fee payable to the
investment    adviser,   Prudential
Investments LLC.

JANUS ASPEN SERIES GROWTH
PORTFOLIO --
SERVICE SHARES:

(3) Table reflects expenses for the
fiscal  year  ended  December   31,
2001.   All   expenses   are  shown
without the  effect of  any  offset
arrangements.

(4)  Long-term shareholders may pay
more than  the economic  equivalent
of   the  maximum  front-end  sales
charges permitted  by the  National
Association  of Securities Dealers,
Inc.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES AFTER
                                                            INVESTMENT         OTHER                               EXPENSE
                                                           ADVISORY FEES      EXPENSES      TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND, INC.(1)
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                    0.60%           0.04%            0.64%               0.64%
         Prudential Equity Portfolio                           0.45%           0.04%            0.49%               0.49%
         Prudential Global Portfolio                           0.75%           0.09%            0.84%               0.84%
         Prudential Money Market Portfolio                     0.40%           0.03%            0.43%               0.43%
         Prudential Stock Index Portfolio                      0.35%           0.04%            0.39%               0.39%
         Prudential Value Portfolio                            0.40%           0.04%            0.44%               0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2)                                        0.84%           0.90%            1.74%               1.04%
         SP AIM Aggressive Growth Portfolio                    0.95%           2.50%            3.45%               1.07%
         SP AIM Core Equity Portfolio                          0.85%           1.70%            2.55%               1.00%
         SP Alliance Large Cap Growth Portfolio                0.90%           0.67%            1.57%               1.10%
         SP Alliance Technology Portfolio                      1.15%           2.01%            3.16%               1.30%
         SP Balanced Asset Allocation Portfolio(2)             0.75%           0.52%            1.27%               0.92%
         SP Conservative Asset Allocation Portfolio(2)         0.71%           0.35%            1.06%               0.87%
         SP Davis Value Portfolio                              0.75%           0.28%            1.03%               0.83%
         SP Deutsche International Equity Portfolio            0.90%           2.37%            3.27%               1.10%
         SP Growth Asset Allocation Portfolio(2)               0.80%           0.66%            1.46%               0.97%
         SP INVESCO Small Company Growth Portfolio             0.95%           1.89%            2.84%               1.15%
         SP Jennison International Growth Portfolio            0.85%           1.01%            1.86%               1.24%
         SP Large Cap Value Portfolio                          0.80%           1.18%            1.98%               0.90%
         SP MFS Capital Opportunities Portfolio                0.75%           2.29%            3.04%               1.00%
         SP MFS Mid Cap Growth Portfolio                       0.80%           1.31%            2.11%               1.00%
         SP PIMCO High Yield Portfolio                         0.60%           0.48%            1.08%               0.82%
         SP PIMCO Total Return Portfolio                       0.60%           0.22%            0.82%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio          0.60%           0.81%            1.41%               0.90%
         SP Small/Mid Cap Value Portfolio                      0.90%           0.66%            1.56%               1.05%
         SP Strategic Partners Focused Growth Portfolio        0.90%           1.71%            2.61%               1.01%

---------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT
                                                             ADVISORY         12 B -1           OTHER
                                                               FEES            FEE(2)          EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(3, 4)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                      0.65%           0.25%            0.01%               0.91%

* Reflects fee waivers and reimbursement of expenses, if any. See notes on page 13.

The "Expense Examples" on the following pages are calculated using the figures in the "Total Expenses After Expense Reimbursement" column in the above table. The examples assume that expense waivers and reimbursements will be the same for each of the periods shown.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS ANNUITY ONE. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS ANNUITY ONE WITH OTHER VARIABLE ANNUITY CONTRACTS.

Example 1a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

-  You choose the Base Death Benefit;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

Example 1b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

Example 2a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

-  You choose the Step-Up Guaranteed Minimum Death Benefit;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Example 2b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

Example 3a: Contract With Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Example 3b: Contract With Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Example 4a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Example 4b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following pages.

NOTES FOR EXPENSE EXAMPLES:

THESE  EXAMPLES DO NOT SHOW PAST OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY   BE  HIGHER  OR  LOWER.  THESE
EXAMPLES  DO   NOT   DEPICT   EVERY
POSSIBLE   COMBINATION  OF  CHARGES
UNDER THE CONTRACTS.

These  examples  assume  that   the
current    expense   reimbursements
remain in effect during the life of
the  contract.   If   the   expense
reimbursements terminated, expenses
could increase.

The  values  shown in  the  10 year
column are the same for Example  1a
and   Example  1b,   the  same  for
Example 2a  and  2b, the  same  for
Example 3a and 3b, and the same for
Example  4a and 4b. This is because
if 10 years have elapsed since your
last purchase payment, we would  no
longer  deduct  withdrawal  charges
when   you   make   a   withdrawal.
Examples  3a, 3b, 4a and 4b reflect
the maximum withdrawal charges.

The   examples   use   an   average
contract  maintenance charge, which
we calculated based on our estimate
of  the  total  contract  fees   we
expect  to collect.  Based on these
estimates, the contract maintenance
charge is  included  as  an  annual
charge of 0.05% of contract value.

Your actual fees will vary based on
the  amount  of  your  contract and
your specific allocation among  the
investment options.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 1a:                       EXAMPLE 1b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $842   $1,105   $1,394   $2,421   $212     $655    $1,124    $2,421
         Prudential Equity Portfolio                   $827   $1,059   $1,317   $2,264   $197     $609    $1,047    $2,264
         Prudential Global Portfolio                   $862   $1,165   $1,495   $2,626   $232     $715    $1,225    $2,626
         Prudential Money Market Portfolio             $821   $1,041   $1,286   $2,201   $191     $591    $1,016    $2,201
         Prudential Stock Index Portfolio              $817   $1,029   $1,265   $2,159   $187     $579      $995    $2,159
         Prudential Value Portfolio                    $822   $1,044   $1,291   $2,212   $192     $594    $1,021    $2,212
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $882   $1,226   $1,596   $2,826   $252     $776    $1,326    $2,826
         SP AIM Aggressive Growth Portfolio            $885   $1,235   $1,610   $2,856   $255     $785    $1,340    $2,856
         SP AIM Core Equity Portfolio                  $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP Alliance Large Cap Growth Portfolio        $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Alliance Technology Portfolio              $908   $1,303   $1,724   $3,080   $278     $853    $1,454    $3,080
         SP Balanced Asset Allocation Portfolio        $870   $1,189   $1,535   $2,706   $240     $739    $1,265    $2,706
         SP Conservative Asset Allocation Portfolio    $865   $1,174   $1,510   $2,656   $235     $724    $1,240    $2,656
         SP Davis Value Portfolio                      $861   $1,162   $1,490   $2,615   $231     $712    $1,220    $2,615
         SP Deutsche International Equity Portfolio    $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Growth Asset Allocation Portfolio          $875   $1,205   $1,561   $2,756   $245     $755    $1,291    $2,756
         SP INVESCO Small Company Growth Portfolio     $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP Jennison International Growth Portfolio    $902   $1,285   $1,695   $3,022   $272     $835    $1,425    $3,022
         SP Large Cap Value Portfolio                  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP MFS Capital Opportunities Portfolio        $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP MFS Mid-Cap Growth Portfolio               $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP PIMCO High Yield Portfolio                 $860   $1,159   $1,485   $2,605   $230     $709    $1,215    $2,605
         SP PIMCO Total Return Portfolio               $854   $1,141   $1,455   $2,544   $224     $691    $1,185    $2,544
         SP Prudential U.S. Emerging Growth Portfolio  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP Small/Mid Cap Value Portfolio              $883   $1,229   $1,601   $2,836   $253     $779    $1,331    $2,836
         SP Strategic Partners Focused Growth
           Portfolio                                   $879   $1,217   $1,581   $2,796   $249     $767    $1,311    $2,796

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $869   $1,186   $1,530   $2,696   $239     $736    $1,260    $2,696

These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 2a:                       EXAMPLE 2b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $867   $1,180   $1,520   $2,676   $237     $730    $1,250    $2,676
         Prudential Equity Portfolio                   $852   $1,135   $1,445   $2,524   $222     $685    $1,175    $2,524
         Prudential Global Portfolio                   $887   $1,241   $1,620   $2,875   $257     $791    $1,350    $2,875
         Prudential Money Market Portfolio             $846   $1,117   $1,414   $2,462   $216     $667    $1,144    $2,462
         Prudential Stock Index Portfolio              $842   $1,105   $1,394   $2,421   $212     $655    $1,124    $2,421
         Prudential Value Portfolio                    $847   $1,120   $1,419   $2,472   $217     $670    $1,149    $2,472
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $907   $1,300   $1,720   $3,070   $277     $850    $1,450    $3,070
         SP AIM Aggressive Growth Portfolio            $910   $1,309   $1,734   $3,099   $280     $859    $1,464    $3,099
         SP AIM Core Equity Portfolio                  $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         SP Alliance Large Cap Growth Portfolio        $913   $1,318   $1,749   $3,128   $283     $868    $1,479    $3,128
         SP Alliance Technology Portfolio              $933   $1,377   $1,847   $3,318   $303     $927    $1,577    $3,318
         SP Balanced Asset Allocation Portfolio        $895   $1,264   $1,660   $2,954   $265     $814    $1,390    $2,954
         SP Conservative Asset Allocation Portfolio    $890   $1,249   $1,635   $2,905   $260     $799    $1,365    $2,905
         SP Davis Value Portfolio                      $886   $1,238   $1,615   $2,866   $256     $788    $1,345    $2,866
         SP Deutsche International Equity Portfolio    $913   $1,318   $1,749   $3,128   $283     $868    $1,479    $3,128
         SP Growth Asset Allocation Portfolio          $900   $1,279   $1,685   $3,003   $270     $829    $1,415    $3,003
         SP INVESCO Small Company Growth Portfolio     $918   $1,333   $1,774   $3,176   $288     $883    $1,504    $3,176
         SP Jennison International Growth Portfolio    $927   $1,360   $1,818   $3,261   $297     $910    $1,548    $3,261
         SP Large Cap Value Portfolio                  $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP MFS Capital Opportunities Portfolio        $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         SP MFS Mid-Cap Growth Portfolio               $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         SP PIMCO High Yield Portfolio                 $885   $1,235   $1,610   $2,856   $255     $785    $1,340    $2,856
         SP PIMCO Total Return Portfolio               $879   $1,217   $1,581   $2,796   $249     $767    $1,311    $2,796
         SP Prudential U.S. Emerging Growth Portfolio  $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP Small/Mid Cap Value Portfolio              $908   $1,303   $1,724   $3,080   $278     $853    $1,454    $3,080
         SP Strategic Partners Focused Growth
           Portfolio                                   $904   $1,291   $1,705   $3,041   $274     $841    $1,435    $3,041

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $894   $1,261   $1,655   $2,944   $264     $811    $1,385    $2,944

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                        EXAMPLE 3a:                         EXAMPLE 3b:
                                                        IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                         1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                               $973   $1,433   $1,827   $2,518   $221     $681    $1,169    $2,518
         Prudential Equity Portfolio                      $957   $1,386   $1,747   $2,355   $205     $634    $1,089    $2,355
         Prudential Global Portfolio                      $993   $1,496   $1,932   $2,731   $241     $744    $1,274    $2,731
         Prudential Money Market Portfolio                $951   $1,366   $1,715   $2,289   $199     $614    $1,057    $2,289
         Prudential Stock Index Portfolio                 $946   $1,354   $1,693   $2,245   $194     $602    $1,035    $2,245
         Prudential Value Portfolio                       $952   $1,370   $1,720   $2,300   $200     $618    $1,062    $2,300
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1,014   $1,559   $2,037   $2,939   $262     $807    $1,379    $2,939
         SP AIM Aggressive Growth Portfolio             $1,017   $1,568   $2,052   $2,970   $265     $816    $1,394    $2,970
         SP AIM Core Equity Portfolio                   $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP Alliance Large Cap Growth Portfolio         $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Alliance Technology Portfolio               $1,041   $1,639   $2,171   $3,203   $289     $887    $1,513    $3,203
         SP Balanced Asset Allocation Portfolio         $1,002   $1,521   $1,974   $2,814   $250     $769    $1,316    $2,814
         SP Conservative Asset Allocation Portfolio       $997   $1,505   $1,948   $2,762   $245     $753    $1,290    $2,762
         SP Davis Value Portfolio                         $992   $1,493   $1,927   $2,720   $240     $741    $1,269    $2,720
         SP Deutsche International Equity Portfolio     $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Growth Asset Allocation Portfolio           $1,007   $1,537   $2,000   $2,867   $255     $785    $1,342    $2,867
         SP INVESCO Small Company Growth Portfolio      $1,026   $1,593   $2,093   $3,052   $274     $841    $1,435    $3,052
         SP Jennison International Growth Portfolio     $1,035   $1,621   $2,140   $3,143   $283     $869    $1,482    $3,143
         SP Large Cap Value Portfolio                   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP MFS Capital Opportunities Portfolio         $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP MFS Mid-Cap Growth Portfolio                $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP PIMCO High Yield Portfolio                    $991   $1,490   $1,922   $2,709   $239     $738    $1,264    $2,709
         SP PIMCO Total Return Portfolio                  $985   $1,471   $1,890   $2,646   $233     $719    $1,232    $2,646
         SP Prudential U.S. Emerging Growth Portfolio   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP Small/Mid Cap Value Portfolio               $1,015   $1,562   $2,042   $2,949   $263     $810    $1,384    $2,949
         SP Strategic Partners Focused Growth
           Portfolio                                    $1,011   $1,549   $2,021   $2,908   $259     $797    $1,363    $2,908

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1,001   $1,518   $1,969   $2,804   $249     $766    $1,311    $2,804

These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 4a:                         EXAMPLE 4b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                           $999   $1,512   $1,958   $2,783   $247      $760    $1,300    $2,783
         Prudential Equity Portfolio                  $983   $1,465   $1,880   $2,625   $231      $713    $1,222    $2,625
         Prudential Global Portfolio                $1,019   $1,574   $2,062   $2,990   $267      $822    $1,404    $2,990
         Prudential Money Market Portfolio            $977   $1,446   $1,848   $2,561   $225      $694    $1,190    $2,561
         Prudential Stock Index Portfolio             $973   $1,433   $1,827   $2,518   $221      $681    $1,169    $2,518
         Prudential Value Portfolio                   $978   $1,449   $1,853   $2,571   $226      $697    $1,195    $2,571
         SP Aggressive Growth Asset Allocation
           Portfolio                                $1,040   $1,636   $2,166   $3,193   $288      $884    $1,508    $3,193
         SP AIM Aggressive Growth Portfolio         $1,043   $1,646   $2,181   $3,223   $291      $894    $1,523    $3,223
         SP AIM Core Equity Portfolio               $1,036   $1,624   $2,145   $3,153   $284      $872    $1,487    $3,153
         SP Alliance Large Cap Growth Portfolio     $1,046   $1,655   $2,196   $3,253   $294      $903    $1,538    $3,253
         SP Alliance Technology Portfolio           $1,067   $1,716   $2,298   $3,450   $315      $964    $1,640    $3,450
         SP Balanced Asset Allocation Portfolio     $1,028   $1,599   $2,104   $3,072   $276      $847    $1,446    $3,072
         SP Conservative Asset Allocation
           Portfolio                                $1,023   $1,583   $2,078   $3,021   $271      $831    $1,420    $3,021
         SP Davis Value Portfolio                   $1,018   $1,571   $2,057   $2,980   $266      $819    $1,399    $2,980
         SP Deutsche International Equity
           Portfolio                                $1,046   $1,655   $2,196   $3,253   $294      $903    $1,538    $3,253
         SP Growth Asset Allocation Portfolio       $1,033   $1,615   $2,130   $3,123   $281      $863    $1,472    $3,123
         SP INVESCO Small Company Growth Portfolio  $1,052   $1,670   $2,222   $3,303   $300      $918    $1,564    $3,303
         SP Jennison International Growth
           Portfolio                                $1,061   $1,698   $2,268   $3,392   $309      $946    $1,610    $3,392
         SP Large Cap Value Portfolio               $1,026   $1,593   $2,093   $3,052   $274      $841    $1,435    $3,052
         SP MFS Capital Opportunities Portfolio     $1,036   $1,624   $2,145   $3,153   $284      $872    $1,487    $3,153
         SP MFS Mid-Cap Growth Portfolio            $1,036   $1,624   $2,145   $3,153   $284      $872    $1,487    $3,153
         SP PIMCO High Yield Portfolio              $1,017   $1,568   $2,052   $2,970   $265      $816    $1,394    $2,970
         SP PIMCO Total Return Portfolio            $1,011   $1,549   $2,021   $2,908   $259      $797    $1,363    $2,908
         SP Prudential U.S. Emerging Growth
           Portfolio                                $1,026   $1,593   $2,093   $3,052   $274      $841    $1,435    $3,052
         SP Small/Mid Cap Value Portfolio           $1,041   $1,639   $2,171   $3,203   $289      $887    $1,513    $3,203
         SP Strategic Partners Focused Growth
           Portfolio                                $1,037   $1,627   $2,150   $3,163   $285      $875    $1,492    $3,163

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares           $1,027   $1,596   $2,099   $3,062   $275      $844    $1,441    $3,062

These examples do not show past or future expenses. Actual expenses may be higher or lower.

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PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

Contract Without Credit.

-  does not provide a credit, and

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options and two guaranteed fixed interest rate options. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 3%. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to

                                                                              23
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        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments, including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

 24
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS AND 2 FIXED INTEREST RATE OPTIONS.

The 27 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP Mid-Cap Growth Portfolio
    (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Jennison Portfolio, Prudential Global Portfolio, SP Jennison
    International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC

    Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

    Prudential Value Portfolio: Deutsche Asset Management Investment Services Limited, Jennison Associates LLC, and Victory Capital Management Inc.

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management, L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

                                                                              25
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

    SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

    SP Mid-Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
    Calamos Asset Management, Inc.

    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of its retail fund counterpart.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 3%.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. We require any transfer request that you submit by fax to be accompanied by a confirming telephone call to the Prudential Annuity Service Center. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

                                                                              27
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

 28
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 41, you should consider the minimum distribution requirements mentioned on page 42 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 31. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 31), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" below. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 39.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the spouse's death. In such cases, the surviving

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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable or fixed interest rate options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments of $500 or more at any time during the accumulation phase. You may purchase this contract only if you are age 85 or younger, and certain age limits apply to certain features and benefits described herein. However, no subsequent purchase payments may be made on or after the earliest of the 85th birthday of the owner, joint owner, or annuitant.

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.
   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.
   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. However, we will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase

                                                                              33
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        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year, on that portion of the contract value allocated to the one-year fixed interest-rate option or the DCA Fixed Interest Rate Option.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

            PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

                                                                              35
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        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

   If you surrender your contract, and later change your mind, we may allow you to reinstate your contract during a limited period of time after the surrender. For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements allow us to offer this administrative option. Reinstatement will not reverse the tax consequences or tax reporting associated with the surrender. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" page 39.

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 39.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium

 36
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

            PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)
TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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                                                                         PART II
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the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 47 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2002 to 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions

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                                                                         PART II
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under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 35.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 45.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity

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                                                                         PART II
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income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 47.

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                                                                         PART II
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        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 30. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Annuity One are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

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IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000 -- $44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. These amounts are for 2002. In 2003, the limits are $40,000 to $50,000 for single taxpayers and $60,000 to $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $11,000 in 2002, increasing to $12,000 in 2003, with a permitted catch-up contribution of $1,000 ($2,000 in 2003) for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 47 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan even if additional contributions have been made to the account.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS regulations for distributions beginning in 2002. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54236                      $0.65768                          17,289
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59967                      $0.71233                          39,194
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03702                      $1.04061                         113,402
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69176                      $0.79064                         264,980
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64672                      $0.75207                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54732                      $0.63765                          10,365
SP AIM CORE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54178                      $0.64005                          14,982
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60919                      $0.71906                          66,232
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43439                      $0.56163                           2,183
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82277                      $0.91008                          22,347
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91719                      $0.98804                         203,977
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77575                      $0.89451                         278,355
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64820                      $0.72585                          68,974
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72844                      $0.82679                          64,201
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54633                      $0.68188                          70,633
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48213                      $0.53757                         115,055
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84297                      $0.94081                         155,729

     * COMMENCEMENT OF BUSINESS                                                             THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
(BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57978                      $0.69040                           2,396

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60415                      $0.75936                          14,528

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00341                      $1.04100                          52,379

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.12213                      $1.12247                         337,616

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55673                      $0.67759                         127,630

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94433                      $1.12776                         118,985

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56746                      $0.66171                         103,999

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.53146                      $0.61510                          39,883

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54132                      $0.65613                          21,838

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59848                      $0.71047                          60,169

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03505                      $1.03811                         298,500

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69027                      $0.78853                         225,427

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64539                      $0.75015                               0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54622                      $0.63604                          40,490

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54069                      $0.63843                          39,995

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60796                      $0.71726                          86,888

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43357                      $0.56029                          40,365

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82123                      $0.90789                          68,280

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91564                      $0.98589                         403,833

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77429                      $0.89231                         363,816

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64692                      $0.72410                         100,007

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72697                      $0.82464                         124,984

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54523                      $0.68010                          32,857

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48111                      $0.53612                          96,107

     * COMMENCEMENT OF BUSINESS                                                             THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
(GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84130                      $0.93845                         207,057

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57869                      $0.68879                          36,380

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60297                      $0.75748                         119,204

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00162                      $1.03861                         132,714

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.11989                      $1.11959                         610,106

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55569                      $0.67599                         106,297

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94250                      $1.12495                         229,314

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56634                      $0.66006                         116,783

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.61352                          71,266

* COMMENCEMENT OF BUSINESS

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

STRATEGIC PARTNERS(SM)
PLUS
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: JANUARY 17, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS SELECTED ADVISERS L.P.
DEUTSCHE ASSET MANAGEMENT INVESTMENT
  SERVICES LIMITED
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.
VICTORY CAPITAL MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------

To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated January 17, 2003. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 47 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     16

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     24
                                                Short Term Cancellation Right or "Free Look".......     25

                                           Section 2: What Investment Options Can I Choose?........     26
                                                Variable Investment Options........................     26
                                                Fixed Interest Rate Options........................     27
                                                Transfers Among Options............................     28
                                                Other Available Features...........................     28
                                                Voting Rights......................................     29
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     30
                                                Option 1: Annuity Payments for a Fixed Period......     30
                                                Option 2: Life Annuity with 120 Payments (10 Years)
                                                  Certain..........................................     30
                                                Other Annuity Options..............................     30
                                                Tax Considerations.................................     30

                                           Section 4: What is the Death Benefit?...................     31
                                                Beneficiary........................................     31
                                                Calculation of the Death Benefit...................     31
                                                Guaranteed Minimum Death Benefit...................     31
                                                Special Rules If Joint Owners......................     32
                                                Payout Options.....................................     32
                                                Spousal Continuance Benefit........................     32

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     34
                                                Purchase Payments..................................     34
                                                Allocation of Purchase Payments....................     34
                                                Credits............................................     34
                                                Calculating Contract Value.........................     35

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     36
                                                Insurance and Administrative Cost..................     36
                                                Contract Maintenance Charge........................     36
                                                Withdrawal Charge..................................     36
                                                Taxes Attributable to Premium......................     37
                                                Transfer Fee.......................................     38
                                                Company Taxes......................................     38

--------------------------------------------------------------------------------

    Section 7: How Can I Access My Money?......................................         39
         Withdrawals During the Accumulation Phase.............................         39
         Automated Withdrawals.................................................         39
         Suspension of Payments or Transfers...................................         39

    Section 8: What are the Tax Considerations Associated with the Strategic
      Partners Plus Contract?..................................................         40
         Contracts Owned by Individuals (Not Associated with Tax-Favored
           Retirement Plans)...................................................         40
         Contracts Held by Tax-Favored Plans...................................         42

    Section 9: Other Information...............................................         46
         Pruco Life Insurance Company of New Jersey............................         46
         The Separate Account..................................................         46
         Sale and Distribution of the Contract.................................         46
         Assignment............................................................         46
         Financial Statements..................................................         47
         Statement of Additional Information...................................         47
         Householding..........................................................         47
         IRA Disclosure Statement..............................................         48

    Appendix...................................................................         52
         Accumulation Unit Values..............................................         52


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES


                       This page intentionally left blank

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has different withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has different withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," on page 40.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options and two fixed interest rate options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   You can invest your money in any or all of the variable investment options and the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio
       (domestic and foreign equity)

   SP Mid-Cap Growth Portfolio
       (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Evergreen Variable Annuity Trust

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

  Evergreen VA Foundation Fund
     (domestic balanced/equity and fixed income)

  Evergreen VA Global Leaders
     (international and global growth/equity)

   Evergreen VA Growth Fund

  Evergreen VA Masters Fund
     (domestic growth/all cap/equity)

  Evergreen VA Omega Fund
     (domestic growth/all cap/equity)

   Evergreen VA Small Cap Value Fund

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 3% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value". If on the date we receive due proof of death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 32.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- The mutual funds in which the variable investment options invest also incur fees and expenses. For the year 2001, these daily charges ranged on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.

- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 36.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 to 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs)

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THIS SUMMARY INCLUDES THE 2001 EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS.

The chart below summarizes maximum charges for Strategic Partners Plus. For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 36. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

WITHDRAWAL CHARGE (see Note 1 on page 14)
-----------------------------------------------
     NUMBER OF
     CONTRACT        CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0               8%            7%
         1               8%            6%
         2               8%            5%
         3               8%            4%
         4               7%            3%
         5               6%            2%
         6               5%            1%
         7               0%            0%
                        ---            --

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

MAXIMUM TRANSFER FEE                                         ALL CONTRACTS
--------------------                                             -----
         first 12 transfers per contract year                    $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                    $  25

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (see Note 3 below)
------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit (see
           Note 4 below)                                          0.10%

NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 36.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit after expiration of the free look period, irrespective of which death benefit option you choose.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 15)

These   are  the   historical  fund
expenses   for   the   year   ended
December  31,  2001.  Fund expenses
are not fixed or guaranteed by  the
Strategic  Partners  Plus  contract
and will vary from year to year.

THE PRUDENTIAL SERIES FUND INC.:

(1) Each "SP" Portfolio has expense
reimbursements in  effect, and  the
table  shows  total  expenses  both
with  and  without  these   expense
reimbursements. These expense
reimbursements  are  voluntary  and
may be terminated at any time.

(2) Each Asset Allocation Portfolio
of  The   Prudential  Series   Fund
invests   in   a   combination   of
underlying   portfolios   of    The
Prudential  Series Fund.  The Total
Expenses and  Total Expenses  After
Expense   Reimbursement   for  each
Asset  Allocation   Portfolio   are
calculated  as a blend  of the fees
of the underlying portfolios,  plus
a 0.05% advisory fee payable to the
investment    adviser,   Prudential
Investments LLC.

EVERGREEN VARIABLE ANNUITY TRUST

(3) From time  to time, the  Fund's
Investment   advisor  may,  at  its
discretion,  reduce  or  waive  its
fees  or  reimburse  the  Fund  for
certain of  expenses  in  order  to
reduce  expense ratios.  The Fund's
investment advisor  may  cease  the
waivers  or  reimbursement  at  any
time.

JANUS ASPEN SERIES GROWTH
PORTFOLIO --
SERVICE SHARES:

(4) Table reflects expenses for the
fiscal  year  ended  December   31,
2001.   All   expenses   are  shown
without the  effect of  any  offset
arrangements.

(5)  Long-term shareholders may pay
more than  the economic  equivalent
of   the  maximum  front-end  sales
charges permitted  by the  National
Association  of Securities Dealers,
Inc.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES AFTER
                                                            INVESTMENT         OTHER                               EXPENSE
                                                           ADVISORY FEES      EXPENSES      TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND, INC.(1)
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                    0.60%           0.04%            0.64%               0.64%
         Prudential Equity Portfolio                           0.45%           0.04%            0.49%               0.49%
         Prudential Global Portfolio                           0.75%           0.09%            0.84%               0.84%
         Prudential Money Market Portfolio                     0.40%           0.03%            0.43%               0.43%
         Prudential Stock Index Portfolio                      0.35%           0.04%            0.39%               0.39%
         Prudential Value Portfolio                            0.40%           0.04%            0.44%               0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2)                                        0.84%           0.90%            1.74%               1.04%
         SP AIM Aggressive Growth Portfolio                    0.95%           2.50%            3.45%               1.07%
         SP AIM Core Equity Portfolio                          0.85%           1.70%            2.55%               1.00%
         SP Alliance Large Cap Growth Portfolio                0.90%           0.67%            1.57%               1.10%
         SP Alliance Technology Portfolio                      1.15%           2.01%            3.16%               1.30%
         SP Balanced Asset Allocation Portfolio(2)             0.75%           0.52%            1.27%               0.92%
         SP Conservative Asset Allocation Portfolio(2)         0.71%           0.35%            1.06%               0.87%
         SP Davis Value Portfolio                              0.75%           0.28%            1.03%               0.83%
         SP Deutsche International Equity Portfolio            0.90%           2.37%            3.27%               1.10%
         SP Growth Asset Allocation Portfolio(2)               0.80%           0.66%            1.46%               0.97%
         SP INVESCO Small Company Growth Portfolio             0.95%           1.89%            2.84%               1.15%
         SP Jennison International Growth Portfolio            0.85%           1.01%            1.86%               1.24%
         SP Large Cap Value Portfolio                          0.80%           1.18%            1.98%               0.90%
         SP MFS Capital Opportunities Portfolio                0.75%           2.29%            3.04%               1.00%
         SP MFS Mid Cap Growth Portfolio                       0.80%           1.31%            2.11%               1.00%
         SP PIMCO High Yield Portfolio                         0.60%           0.48%            1.08%               0.82%
         SP PIMCO Total Return Portfolio                       0.60%           0.22%            0.82%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio          0.60%           0.81%            1.41%               0.90%
         SP Small/Mid Cap Value Portfolio                      0.90%           0.66%            1.56%               1.05%
         SP Strategic Partners Focused Growth Portfolio        0.90%           1.71%            2.61%               1.01%
EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund(3)                        0.61%           0.36%            0.97%               0.97%
         Evergreen VA Capital Growth Fund(3)                   0.80%           0.24%            1.04%               1.04%
         Evergreen VA Foundation Fund                          0.75%           0.18%            0.93%               0.93%
         Evergreen VA Global Leaders Fund(3)                   0.87%           0.28%            1.15%               1.00%*
         Evergreen VA Growth Fund(3)                           0.70%           0.20%            0.90%               0.90%
         Evergreen VA Masters Fund(3)                          0.87%           0.19%            1.06%               1.00%*
         Evergreen VA Omega Fund                               0.52%           0.20%            0.72%               0.72%
         Evergreen VA Small Cap Value Fund(3)                  0.87%           0.20%            1.07%               1.00%*

---------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT
                                                             ADVISORY         12 b -1           OTHER
                                                               FEES            FEE(2)          EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(4), (5)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                      0.65%           0.25%            0.01%               0.91%

* Reflects fee waivers and reimbursement of expenses, if any. See notes on page 14.

The "Expense Examples" on the following pages are calculated using the figures in the "Total Expenses After Expense Reimbursement" column in the above table. The examples assume that expense waivers and reimbursements will be the same for each of the periods shown.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS PLUS. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS PLUS WITH OTHER VARIABLE ANNUITY CONTRACTS.

Example 1a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

-  You choose the Base Death Benefit;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

Example 1b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

Example 2a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

-  You choose the Step-Up Guaranteed Minimum Death Benefit;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

Example 2b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

Example 3a: Contract With Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Example 3b: Contract With Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Example 4a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Example 4b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following pages.

NOTES FOR EXPENSE EXAMPLES:

THESE  EXAMPLES DO NOT SHOW PAST OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY   BE  HIGHER  OR  LOWER.  THESE
EXAMPLES  DO   NOT   DEPICT   EVERY
POSSIBLE   COMBINATION  OF  CHARGES
UNDER THE CONTRACTS.

These  examples  assume  that   the
current    expense   reimbursements
remain in effect during the life of
the  contract.   If   the   expense
reimbursements terminated, expenses
could increase.

The  values  shown in  the  10 year
column are the same for Example  1a
and   Example  1b,   the  same  for
Example 2a  and  2b, the  same  for
Example 3a and 3b, and the same for
Example  4a and 4b. This is because
if 10 years have elapsed since your
last purchase payment, we would  no
longer  deduct  withdrawal  charges
when   you   make   a   withdrawal.
Examples  3a, 3b, 4a and 4b reflect
the maximum withdrawal charges.

The   examples   use   an   average
contract  maintenance charge, which
we calculated based on our estimate
of  the  total  contract  fees   we
expect  to collect.  Based on these
estimates, the contract maintenance
charge is  included  as  an  annual
charge of 0.05% of contract value.

Your actual fees will vary based on
the  amount  of  your  contract and
your specific allocation among  the
investment options.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 1a:                       EXAMPLE 1b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $842   $1,105   $1,394   $2,421   $212     $655    $1,124    $2,421
         Prudential Equity Portfolio                   $827   $1,059   $1,317   $2,264   $197     $609    $1,047    $2,264
         Prudential Global Portfolio                   $862   $1,165   $1,495   $2,626   $232     $715    $1,225    $2,626
         Prudential Money Market Portfolio             $821   $1,041   $1,286   $2,201   $191     $591    $1,016    $2,201
         Prudential Stock Index Portfolio              $817   $1,029   $1,265   $2,159   $187     $579      $995    $2,159
         Prudential Value Portfolio                    $822   $1,044   $1,291   $2,212   $192     $594    $1,021    $2,212
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $882   $1,226   $1,596   $2,826   $252     $776    $1,326    $2,826
         SP AIM Aggressive Growth Portfolio            $885   $1,235   $1,610   $2,856   $255     $785    $1,340    $2,856
         SP AIM Core Equity Portfolio                  $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP Alliance Large Cap Growth Portfolio        $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Alliance Technology Portfolio              $908   $1,303   $1,724   $3,080   $278     $853    $1,454    $3,080
         SP Balanced Asset Allocation Portfolio        $870   $1,189   $1,535   $2,706   $240     $739    $1,265    $2,706
         SP Conservative Asset Allocation Portfolio    $865   $1,174   $1,510   $2,656   $235     $724    $1,240    $2,656
         SP Davis Value Portfolio                      $861   $1,162   $1,490   $2,615   $231     $712    $1,220    $2,615
         SP Deutsche International Equity Portfolio    $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Growth Asset Allocation Portfolio          $875   $1,205   $1,561   $2,756   $245     $755    $1,291    $2,756
         SP INVESCO Small Company Growth Portfolio     $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP Jennison International Growth Portfolio    $902   $1,285   $1,695   $3,022   $272     $835    $1,425    $3,022
         SP Large Cap Value Portfolio                  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP MFS Capital Opportunities Portfolio        $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP MFS Mid-Cap Growth Portfolio               $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP PIMCO High Yield Portfolio                 $860   $1,159   $1,485   $2,605   $230     $709    $1,215    $2,605
         SP PIMCO Total Return Portfolio               $854   $1,141   $1,455   $2,544   $224     $691    $1,185    $2,544
         SP Prudential U.S. Emerging Growth Portfolio  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP Small/Mid Cap Value Portfolio              $883   $1,229   $1,601   $2,836   $253     $779    $1,331    $2,836
         SP Strategic Partners Focused Growth
           Portfolio                                   $879   $1,217   $1,581   $2,796   $249     $767    $1,311    $2,796

EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                   $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         Evergreen VA Capital Growth Fund              $877   $1,211   $1,571   $2,776   $247     $761    $1,301    $2,776
         Evergreen VA Foundation Fund                  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         Evergreen VA Global Leaders Fund              $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         Evergreen VA Growth Fund                      $875   $1,205   $1,561   $2,756   $245     $755    $1,291    $2,756
         Evergreen VA Masters Fund                     $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         Evergreen VA Omega Fund                       $849   $1,126   $1,429   $2,493   $219     $676    $1,159    $2,493
         Evergreen VA Small Cap Value Fund             $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $869   $1,186   $1,530   $2,696   $239     $736    $1,260    $2,696

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 2a:                       EXAMPLE 2b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $867   $1,180   $1,520   $2,676   $237     $730    $1,250    $2,676
         Prudential Equity Portfolio                   $852   $1,135   $1,445   $2,524   $222     $685    $1,175    $2,524
         Prudential Global Portfolio                   $887   $1,241   $1,620   $2,875   $257     $791    $1,350    $2,875
         Prudential Money Market Portfolio             $846   $1,117   $1,414   $2,462   $216     $667    $1,144    $2,462
         Prudential Stock Index Portfolio              $842   $1,105   $1,394   $2,421   $212     $655    $1,124    $2,421
         Prudential Value Portfolio                    $847   $1,120   $1,419   $2,472   $217     $670    $1,149    $2,472
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $907   $1,300   $1,720   $3,070   $277     $850    $1,450    $3,070
         SP AIM Aggressive Growth Portfolio            $910   $1,309   $1,734   $3,099   $280     $859    $1,464    $3,099
         SP AIM Core Equity Portfolio                  $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         SP Alliance Large Cap Growth Portfolio        $913   $1,318   $1,749   $3,128   $283     $868    $1,479    $3,128
         SP Alliance Technology Portfolio              $933   $1,377   $1,847   $3,318   $303     $927    $1,577    $3,318
         SP Balanced Asset Allocation Portfolio        $895   $1,264   $1,660   $2,954   $265     $814    $1,390    $2,954
         SP Conservative Asset Allocation Portfolio    $890   $1,249   $1,635   $2,905   $260     $799    $1,365    $2,905
         SP Davis Value Portfolio                      $886   $1,238   $1,615   $2,866   $256     $788    $1,345    $2,866
         SP Deutsche International Equity Portfolio    $913   $1,318   $1,749   $3,128   $283     $868    $1,479    $3,128
         SP Growth Asset Allocation Portfolio          $900   $1,279   $1,685   $3,003   $270     $829    $1,415    $3,003
         SP INVESCO Small Company Growth Portfolio     $918   $1,333   $1,774   $3,176   $288     $883    $1,504    $3,176
         SP Jennison International Growth Portfolio    $927   $1,360   $1,818   $3,261   $297     $910    $1,548    $3,261
         SP Large Cap Value Portfolio                  $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP MFS Capital Opportunities Portfolio        $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         SP MFS Mid-Cap Growth Portfolio               $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         SP PIMCO High Yield Portfolio                 $885   $1,235   $1,610   $2,856   $255     $785    $1,340    $2,856
         SP PIMCO Total Return Portfolio               $879   $1,217   $1,581   $2,796   $249     $767    $1,311    $2,796
         SP Prudential U.S. Emerging Growth Portfolio  $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP Small/Mid Cap Value Portfolio              $908   $1,303   $1,724   $3,080   $278     $853    $1,454    $3,080
         SP Strategic Partners Focused Growth
           Portfolio                                   $904   $1,291   $1,705   $3,041   $274     $841    $1,435    $3,041

EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                   $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         Evergreen VA Capital Growth Fund              $902   $1,285   $1,695   $3,022   $272     $835    $1,425    $3,022
         Evergreen VA Foundation Fund                  $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         Evergreen VA Global Leaders Fund              $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         Evergreen VA Growth Fund                      $900   $1,279   $1,685   $3,003   $270     $829    $1,415    $3,003
         Evergreen VA Masters Fund                     $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032
         Evergreen VA Omega Fund                       $874   $1,201   $1,555   $2,746   $244     $751    $1,285    $2,746
         Evergreen VA Small Cap Value Fund             $903   $1,288   $1,700   $3,032   $273     $838    $1,430    $3,032

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $894   $1,261   $1,655   $2,944   $264     $811    $1,385    $2,944

These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT:
BASE DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------------------

                                                        EXAMPLE 3a:                         EXAMPLE 3b:
                                                        IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                         1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                               $973   $1,433   $1,827   $2,518   $221     $681    $1,169    $2,518
         Prudential Equity Portfolio                      $957   $1,386   $1,747   $2,355   $205     $634    $1,089    $2,355
         Prudential Global Portfolio                      $993   $1,496   $1,932   $2,731   $241     $744    $1,274    $2,731
         Prudential Money Market Portfolio                $951   $1,366   $1,715   $2,289   $199     $614    $1,057    $2,289
         Prudential Stock Index Portfolio                 $946   $1,354   $1,693   $2,245   $194     $602    $1,035    $2,245
         Prudential Value Portfolio                       $952   $1,370   $1,720   $2,300   $200     $618    $1,062    $2,300
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1,014   $1,559   $2,037   $2,939   $262     $807    $1,379    $2,939
         SP AIM Aggressive Growth Portfolio             $1,017   $1,568   $2,052   $2,970   $265     $816    $1,394    $2,970
         SP AIM Core Equity Portfolio                   $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP Alliance Large Cap Growth Portfolio         $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Alliance Technology Portfolio               $1,041   $1,639   $2,171   $3,203   $289     $887    $1,513    $3,203
         SP Balanced Asset Allocation Portfolio         $1,002   $1,521   $1,974   $2,814   $250     $769    $1,316    $2,814
         SP Conservative Asset Allocation Portfolio       $997   $1,505   $1,948   $2,762   $245     $753    $1,290    $2,762
         SP Davis Value Portfolio                         $992   $1,493   $1,927   $2,720   $240     $741    $1,269    $2,720
         SP Deutsche International Equity Portfolio     $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Growth Asset Allocation Portfolio           $1,007   $1,537   $2,000   $2,867   $255     $785    $1,342    $2,867
         SP INVESCO Small Company Growth Portfolio      $1,026   $1,593   $2,093   $3,052   $274     $841    $1,435    $3,052
         SP Jennison International Growth Portfolio     $1,035   $1,621   $2,140   $3,143   $283     $869    $1,482    $3,143
         SP Large Cap Value Portfolio                   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP MFS Capital Opportunities Portfolio         $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP MFS Mid-Cap Growth Portfolio                $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP PIMCO High Yield Portfolio                    $991   $1,490   $1,922   $2,709   $239     $738    $1,264    $2,709
         SP PIMCO Total Return Portfolio                  $985   $1,471   $1,890   $2,646   $233     $719    $1,232    $2,646
         SP Prudential U.S. Emerging Growth Portfolio   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP Small/Mid Cap Value Portfolio               $1,015   $1,562   $2,042   $2,949   $263     $810    $1,384    $2,949
         SP Strategic Partners Focused Growth
           Portfolio                                    $1,011   $1,549   $2,021   $2,908   $259     $797    $1,363    $2,908
EVERGREEN VARIABLE ANNUITY TRUST
------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                    $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         Evergreen VA Capital Growth Fund               $1,009   $1,543   $2,011   $2,887   $257     $791    $1,353    $2,887
         Evergreen VA Foundation Fund                   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         Evergreen VA Global Leaders Fund               $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         Evergreen VA Growth Fund                       $1,007   $1,537   $2,000   $2,867   $255     $785    $1,342    $2,867
         Evergreen VA Masters Fund                      $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         Evergreen VA Omega Fund                          $980   $1,455   $1,864   $2,593   $228     $703    $1,206    $2,593
         Evergreen VA Small Cap Value Fund              $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1,001   $1,518   $1,969   $2,804   $249     $766    $1,311    $2,804

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 4a:                         EXAMPLE 4b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                           $999   $1,512   $1,958   $2,783   $247      $760    $1,300    $2,783
         Prudential Equity Portfolio                  $983   $1,465   $1,880   $2,625   $231      $713    $1,222    $2,625
         Prudential Global Portfolio                $1,019   $1,574   $2,062   $2,990   $267      $822    $1,404    $2,990
         Prudential Money Market Portfolio            $977   $1,446   $1,848   $2,561   $225      $694    $1,190    $2,561
         Prudential Stock Index Portfolio             $973   $1,433   $1,827   $2,518   $221      $681    $1,169    $2,518
         Prudential Value Portfolio                   $978   $1,449   $1,853   $2,571   $226      $697    $1,195    $2,571
         SP Aggressive Growth Asset Allocation
           Portfolio                                $1,040   $1,636   $2,166   $3,193   $288      $884    $1,508    $3,193
         SP AIM Aggressive Growth Portfolio         $1,043   $1,646   $2,181   $3,223   $291      $894    $1,523    $3,223
         SP AIM Core Equity Portfolio               $1,036   $1,624   $2,145   $3,153   $284      $872    $1,487    $3,153
         SP Alliance Large Cap Growth Portfolio     $1,046   $1,655   $2,196   $3,253   $294      $903    $1,538    $3,253
         SP Alliance Technology Portfolio           $1,067   $1,716   $2,298   $3,450   $315      $964    $1,640    $3,450
         SP Balanced Asset Allocation Portfolio     $1,028   $1,599   $2,104   $3,072   $276      $847    $1,446    $3,072
         SP Conservative Asset Allocation
           Portfolio                                $1,023   $1,583   $2,078   $3,021   $271      $831    $1,420    $3,021
         SP Davis Value Portfolio                   $1,018   $1,571   $2,057   $2,980   $266      $819    $1,399    $2,980
         SP Deutsche International Equity
           Portfolio                                $1,046   $1,655   $2,196   $3,253   $294      $903    $1,538    $3,253
         SP Growth Asset Allocation Portfolio       $1,033   $1,615   $2,130   $3,123   $281      $863    $1,472    $3,123
         SP INVESCO Small Company Growth Portfolio  $1,052   $1,670   $2,222   $3,303   $300      $918    $1,564    $3,303
         SP Jennison International Growth
           Portfolio                                $1,061   $1,698   $2,268   $3,392   $309      $946    $1,610    $3,392
         SP Large Cap Value Portfolio               $1,026   $1,593   $2,093   $3,052   $274      $841    $1,435    $3,052
         SP MFS Capital Opportunities Portfolio     $1,036   $1,624   $2,145   $3,153   $284      $872    $1,487    $3,153
         SP MFS Mid-Cap Growth Portfolio            $1,036   $1,624   $2,145   $3,153   $284      $872    $1,487    $3,153
         SP PIMCO High Yield Portfolio              $1,017   $1,568   $2,052   $2,970   $265      $816    $1,394    $2,970
         SP PIMCO Total Return Portfolio            $1,011   $1,549   $2,021   $2,908   $259      $797    $1,363    $2,908
         SP Prudential U.S. Emerging Growth
           Portfolio                                $1,026   $1,593   $2,093   $3,052   $274      $841    $1,435    $3,052
         SP Small/Mid Cap Value Portfolio           $1,041   $1,639   $2,171   $3,203   $289      $887    $1,513    $3,203
         SP Strategic Partners Focused Growth
           Portfolio                                $1,037   $1,627   $2,150   $3,163   $285      $875    $1,492    $3,163

EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                $1,037   $1,627   $2,150   $3,163   $285      $875    $1,492    $3,163
         Evergreen VA Capital Growth Fund           $1,039   $1,633   $2,160   $3,183   $287      $881    $1,502    $3,183
         Evergreen VA Foundation Fund               $1,028   $1,599   $2,104   $3,072   $276      $847    $1,446    $3,072
         Evergreen VA Global Leaders Fund           $1,037   $1,627   $2,150   $3,163   $285      $875    $1,492    $3,163
         Evergreen VA Growth Fund                   $1,012   $1,552   $2,026   $2,918   $260      $800    $1,368    $2,918
         Evergreen VA Masters Fund                  $1,037   $1,627   $2,150   $3,163   $285      $875    $1,492    $3,163
         Evergreen VA Omega Fund                    $1,003   $1,524   $1,979   $2,825   $251      $772    $1,321    $2,825
         Evergreen VA Small Cap Value Fund          $1,038   $1,630   $2,155   $3,173   $286      $878    $1,497    $3,173

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares           $1,027   $1,596   $2,099   $3,062   $275      $844    $1,441    $3,062

These examples do not show past or future expenses. Actual expenses may be higher or lower.

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PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

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                                                                              23
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

Contract Without Credit.

-  does not provide a credit, and

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options and two guaranteed fixed interest rate options. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 3%. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments, including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

                                                                              25
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS AND 2 FIXED INTEREST RATE OPTIONS.

The 35 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.
-  Jennison Portfolio (domestic equity)
-  Prudential Equity Portfolio
-  Prudential Global Portfolio
-  Prudential Money Market Portfolio
-  Prudential Stock Index Portfolio
-  Prudential Value Portfolio (domestic equity)
-  SP Aggressive Growth Asset Allocation Portfolio
-  SP AIM Aggressive Growth Portfolio
-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)
-  SP Alliance Large Cap Growth Portfolio
-  SP Alliance Technology Portfolio
-  SP Balanced Asset Allocation Portfolio
-  SP Conservative Asset Allocation Portfolio
-  SP Davis Value Portfolio
-  SP Deutsche International Equity Portfolio
-  SP Growth Asset Allocation Portfolio
-  SP INVESCO Small Company Growth Portfolio
-  SP Jennison International Growth Portfolio
-  SP Large Cap Value Portfolio
-  SP MFS Capital Opportunities Portfolio
   (domestic and foreign equity)
-  SP Mid-Cap Growth Portfolio
    (formerly SP MFS Mid-Cap Growth Portfolio)
-  SP PIMCO High Yield Portfolio
-  SP PIMCO Total Return Portfolio
-  SP Prudential U.S. Emerging Growth Portfolio
-  SP Small/Mid Cap Value Portfolio
-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Jennison Portfolio, Prudential Global Portfolio, SP Jennison
    International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC

    Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

    Prudential Value Portfolio: Deutsche Asset Management Investment Services Limited, Jennison Associates LLC, and Victory Capital Management Inc.

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management, L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

    SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

    SP Mid-Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
    Calamos Asset Management, Inc.

    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company

 26
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

Evergreen Variable Annuity Trust

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity and fixed income)

-  Evergreen VA Global Leaders Fund (international and global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of its retail fund counterpart.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 3%.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. We require any transfer request that you submit by fax to be accompanied by a confirming telephone call to the Prudential Annuity Service Center. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

 28
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 42, you should consider the minimum distribution requirements mentioned on page 43 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

 30
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 32. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 32), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or

                                                                              31
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" below. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 40.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the spouse's death. In such cases, the surviving

 32
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable or fixed interest rate options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

                                                                              33
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments of $500 or more at any time during the accumulation phase. You may purchase this contract only if you are age 85 or younger, and certain age limits apply to certain features and benefits described herein. However, no subsequent purchase payments may be made on or after the earliest of the 85th birthday of the owner, joint owner, or annuitant.

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.
   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.
   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. However, we will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase

 34
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year, on that portion of the contract value allocated to the one-year fixed interest-rate option or the DCA Fixed Interest Rate Option.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

            PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

   If you surrender your contract, and later change your mind, we may allow you to reinstate your contract during a limited period of time after the surrender. For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements allow us to offer this administrative option. Reinstatement will not reverse the tax consequences or tax reporting associated with the surrender. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" page 40.

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 40.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium

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        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

            PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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                                                                         PART II
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the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 48 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2002 to 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 36.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 46.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 48.

                                                                              45
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 31. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Plus are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                              47
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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000 -- $44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. These amounts are for 2002. In 2003, the limits are $40,000 to $50,000 for single taxpayers and $60,000 to $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $11,000 in 2002, increasing to $12,000 in 2003, with a permitted catch-up contribution of $1,000 ($2,000 in 2003) for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 48 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan even if additional contributions have been made to the account.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS regulations for distributions beginning in 2002. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71728                      $0.86988                                 0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70710                      $0.83992                                 0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00905                      $1.01253                                 0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79176                      $0.90493                                 0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74907                      $0.87109                                 0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75103                      $0.87500                                 0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71197                      $0.84109                                 0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74749                      $0.88230                                 0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62877                      $0.81297                                 0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85849                      $0.94964                                 0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91394                      $0.98458                                 0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79811                      $0.92029                                 0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75672                      $0.84741                                 0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80155                      $0.90967                                 0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74262                      $0.92677                                 0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67078                      $0.74788                                 0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82775                      $0.92388                                 0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68066                      $0.81060                                 0
SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64875                      $0.81540                                 0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97738                      $1.01397                                 0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04081                      $1.04110                                 0
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71823                      $0.87416                                 0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83974                      $1.00289                                 0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73510                      $0.85719                                 0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80031                      $0.90859                                 0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80567                      $0.90811                                 0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88738                      $0.95089                                 0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79152                      $0.91709                                 0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77814                      $0.98597                                 0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73837                      $0.87356                                 0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78078                      $0.91152                                 0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88136                      $1.09268                                 0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67718                      $0.78373                                 0

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71669                      $0.86869                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70660                      $0.83888                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00829                      $1.01127                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79119                      $0.90384                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74846                      $0.86993                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75046                      $0.87386                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71132                      $0.83990                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74696                      $0.88124                               0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62826                      $0.81186                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85780                      $0.94831                               0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91331                      $0.98336                               0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79747                      $0.91900                               0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75614                      $0.84626                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80091                      $0.90849                               0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74206                      $0.92565                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67027                      $0.74692                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82716                      $0.92277                               0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68013                      $0.80954                               0
SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64825                      $0.81439                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97668                      $1.01274                               0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04010                      $1.03983                               0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71769                      $0.87304                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83910                      $1.00157                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73452                      $0.85608                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79969                      $0.90735                               0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80508                      $0.90697                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88667                      $0.94959                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79097                      $0.91595                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77748                      $0.98466                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73785                      $0.87245                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78015                      $0.91033                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88064                      $1.09121                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.78269                               0

* COMMENCEMENT OF BUSINESS

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 17, 2003

       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

     The Strategic Partners(SM)* Annuity One and Strategic Partners(SM)* Plus annuity contract (the "contracts") are individual variable annuity contracts issued by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more.

     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One or Strategic Partners Plus prospectus, dated January 17, 2003. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
LITIGATION..................................................   2
PRINCIPAL UNDERWRITER.......................................   3
DETERMINATION OF ACCUMULATION UNIT VALUES...................   3
PERFORMANCE INFORMATION.....................................   3
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  11
FEDERAL TAX STATUS..........................................  12
DIRECTORS AND OFFICERS......................................  13
FINANCIAL STATEMENTS........................................  15

         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
                OF NEW JERSEY                                   P.O. BOX 7960
            213 WASHINGTON STREET                      PHILADELPHIA, PENNSYLVANIA 19101
        NEWARK, NEW JERSEY 07102-2992                     TELEPHONE: (888) PRU-2888

* STRATEGIC PARTNERS is a service mark of Prudential.

                                    COMPANY

     Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

     Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

     The financial statements of Pruco Life of New Jersey as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2001 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                                   LITIGATION

     We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

     Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

     As of June 30, 2002 Prudential and/or Pruco Life of New Jersey remained a party to approximately 40 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 17 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life of New Jersey believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life of New Jersey. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

     Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

     Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2001, $825,384 was paid to PIMS for its services as principal underwriter. During 2001, PIMS retained none of those commissions.

     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n=ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

     The tables below provide performance information for specified periods ending December 31, 2001 for each Subaccount that invests in a Fund that had a performance history as of December 31, 2001 of at least one year. No standard total return table is included, because the Subaccounts generally were organized in late 2001. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts is calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "non-standardized performance data"). Standard and non-standard average annual return calculations include all of the fees under the Contract based on a Contract Without Credit. This information does not indicate or represent future performance.

     The following three tables assume a daily insurance and administrative charge equal to 1.40% on an annual basis.

     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount (other than the Money Market Subaccount) investing in a fund having performance history of at least one year. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges applicable to the Contract Without Credit.

                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                  FROM DATE
                                                                          FIVE         TEN        PORTFOLIO
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -24.86%        9.87%        N/A         13.08%
Prudential Equity Portfolio                    06/83        -17.89%        5.23%      10.49%        11.30%
Prudential Global Portfolio                    09/88        -24.23%        4.29%       7.83%         7.25%
Prudential Stock Index Portfolio               10/87        -18.75%        8.64%      11.01%        14.26%
Prudential Value Portfolio                     02/88         -8.91%        9.33%      11.53%        11.92%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -25.38%         N/A         N/A        -20.13%
SP AIM Aggressive Growth Portfolio             09/00        -31.05%         N/A         N/A        -29.85%
SP AIM Core Equity Portfolio                   09/00        -29.23%         N/A         N/A        -29.83%
SP Alliance Large Cap Growth Portfolio         09/00        -21.13%         N/A         N/A        -22.91%
SP Alliance Technology Portfolio               09/00        -31.58%         N/A         N/A        -36.52%
SP Balanced Asset Allocation Portfolio         09/00        -13.75%         N/A         N/A         -7.21%
SP Conservative Asset Allocation Portfolio     09/00         -7.13%         N/A         N/A         -1.01%
SP Davis Value Portfolio                       09/00        -17.18%         N/A         N/A         -8.47%
SP Deutsche International Equity Portfolio     09/00        -28.62%         N/A         N/A        -22.32%
SP Growth Asset Allocation Portfolio           09/00        -19.71%         N/A         N/A        -13.96%
SP INVESCO Small Company Growth Portfolio      09/00        -23.81%         N/A         N/A        -26.06%
SP Jennison International Growth Portfolio     09/00        -42.98%         N/A         N/A        -39.42%
SP Large Cap Value Portfolio                   09/00        -15.38%         N/A         N/A         -4.75%
SP MFS Capital Opportunities Portfolio         09/00        -29.83%         N/A         N/A        -25.33%
SP MFS Mid-Cap Growth Portfolio                09/00        -27.49%         N/A         N/A        -19.52%
SP PIMCO High Yield Portfolio                  09/00         -2.97%         N/A         N/A          3.13%
SP PIMCO Total Return Portfolio                09/00          1.64%         N/A         N/A          9.42%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -24.39%         N/A         N/A        -26.42%
SP Small/Mid Cap Value Portfolio               09/00         -3.80%         N/A         N/A          9.83%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -21.96%         N/A         N/A        -27.78%
Evergreen VA Blue Chip Fund                    04/00        -23.24%         N/A         N/A        -16.98%
Evergreen VA Capital Growth Fund               03/98        -21.21%         N/A         N/A          0.97%
Evergreen VA Foundation Fund                   03/96        -15.29%      -20.77%        N/A        -17.29%
Evergreen VA Global Leaders Fund               03/97        -20.09%         N/A         N/A         -1.77%
Evergreen VA Growth Fund                       03/98        -30.59%         N/A         N/A         -3.07%
Evergreen VA Masters Fund                      01/99        -22.69%         N/A         N/A         -4.24%
Evergreen VA Omega Fund                        03/97        -21.44%         N/A         N/A          6.18%
Evergreen VA Small Cap Value Fund              05/98          0.92%         N/A         N/A         -4.87%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -31.42%        7.05%        N/A          9.15%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                              05/95         -19.46%       10.12%        N/A         13.08%
Prudential Equity Portfolio                     06/83         -12.49%        5.52%      10.49%        11.30%
Prudential Global Portfolio                     09/88         -18.83%        4.59%       7.83%         7.25%
Prudential Stock Index Portfolio                10/87         -13.35%        8.89%      11.01%        14.26%
Prudential Value Portfolio                      02/88          -3.51%        9.58%      11.53%        11.92%
SP Aggressive Growth Asset Allocation
  Portfolio                                     09/00         -19.98%         N/A         N/A        -20.13%
SP AIM Aggressive Growth Portfolio              09/00         -25.65%         N/A         N/A        -29.85%
SP AIM Core Equity Portfolio                    09/00         -23.83%         N/A         N/A        -29.83%
SP Alliance Large Cap Growth Portfolio          09/00         -15.73%         N/A         N/A        -22.91%
SP Alliance Technology Portfolio                09/00         -26.18%         N/A         N/A        -36.52%
SP Balanced Asset Allocation Portfolio          09/00          -8.35%         N/A         N/A         -7.21%
SP Conservative Asset Allocation Portfolio      09/00          -1.73%         N/A         N/A         -1.01%
SP Davis Value Portfolio                        09/00         -11.78%         N/A         N/A         -8.47%
SP Deutsche International Equity Portfolio      09/00         -23.22%         N/A         N/A        -22.32%
SP Growth Asset Allocation Portfolio            09/00         -14.31%         N/A         N/A        -13.96%
SP INVESCO Small Company Growth Portfolio       09/00         -18.41%         N/A         N/A        -26.06%
SP Jennison International Growth Portfolio      09/00         -37.58%         N/A         N/A        -39.42%
SP Large Cap Value Portfolio                    09/00          -9.98%         N/A         N/A         -4.75%
SP MFS Capital Opportunities Portfolio          09/00         -24.43%         N/A         N/A        -25.33%
SP MFS Mid-Cap Growth Portfolio                 09/00         -22.09%         N/A         N/A        -19.52%
SP PIMCO High Yield Portfolio                   09/00           2.43%         N/A         N/A          3.13%
SP PIMCO Total Return Portfolio                 09/00           7.04%         N/A         N/A          9.42%
SP Prudential U.S. Emerging Growth Portfolio    09/00         -18.99%         N/A         N/A        -26.42%
SP Small/Mid Cap Value Portfolio                09/00           1.60%         N/A         N/A          9.83%
SP Strategic Partners Focused Growth
  Portfolio                                     09/00         -16.56%         N/A         N/A        -27.78%
Evergreen VA Blue Chip Fund                     04/00         -17.84%         N/A         N/A        -16.98%
Evergreen VA Capital Growth Fund                03/98         -15.81%         N/A         N/A          0.97%
Evergreen VA Foundation Fund                    03/96          -9.89%      -19.87%        N/A        -17.29%
Evergreen VA Global Leaders Fund                03/97         -14.69%         N/A         N/A         -1.77%
Evergreen VA Growth Fund                        03/98         -25.19%         N/A         N/A         -3.07%
Evergreen VA Masters Fund                       01/99         -17.29%         N/A         N/A         -4.24%
Evergreen VA Omega Fund                         03/97         -16.04%         N/A         N/A          6.18%
Evergreen VA Small Cap Value Fund               05/98           6.32%         N/A         N/A         -4.87%
Janus Aspen Series--Growth Portfolio Service
  Shares                                        11/95         -26.02%        7.32%        N/A          9.15%

     Table 3 shows the cumulative total return for subaccounts investing in a fund having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                    FROM DATE
                                                                            FIVE         TEN        PORTFOLIO
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED    12/31/01     12/31/01     12/31/01     12/31/01
                 ---------                    -----------   ----------    --------     --------    -----------
Jennison Portfolio                               05/95        -19.46%       61.91%         N/A        82.61%
Prudential Equity Portfolio                      06/83        -12.49%       30.83%      171.26%      629.79%
Prudential Global Portfolio                      09/88        -18.83%       25.18%      112.62%      153.47%
Prudential Stock Index Portfolio                 09/87        -13.35%       53.11%      184.20%      563.79%
Prudential Value Portfolio                       02/88         -3.51%       58.01%      197.90%      376.50%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -19.98%         N/A          N/A       -24.89%
SP AIM Aggressive Growth Portfolio               09/00        -25.65%         N/A          N/A       -36.33%
SP AIM Core Equity Portfolio                     09/00        -23.83%         N/A          N/A       -36.31%
SP Alliance Large Cap Growth Portfolio           09/00        -15.73%         N/A          N/A       -28.19%
SP Alliance Technology Portfolio                 09/00        -26.18%         N/A          N/A       -43.93%
SP Balanced Asset Allocation Portfolio           09/00         -8.35%         N/A          N/A        -9.09%
SP Conservative Asset Allocation Portfolio       09/00         -1.73%         N/A          N/A        -1.29%
SP Davis Value Portfolio                         09/00        -11.78%         N/A          N/A       -10.65%
SP Deutsche International Equity Portfolio       09/00        -23.22%         N/A          N/A       -27.50%
SP Growth Asset Allocation Portfolio             09/00        -14.31%         N/A          N/A       -17.42%
SP INVESCO Small Company Growth Portfolio        09/00        -18.41%         N/A          N/A       -31.91%
SP Jennison International Growth Portfolio       09/00        -37.58%         N/A          N/A       -47.17%
SP Large Cap Value Portfolio                     09/00         -9.98%         N/A          N/A        -6.01%
SP MFS Capital Opportunities Portfolio           09/00        -24.43%         N/A          N/A       -31.05%
SP MFS Mid-Cap Growth Portfolio                  09/00        -22.09%         N/A          N/A       -24.15%
SP PIMCO High Yield Portfolio                    09/00          2.43%         N/A          N/A         4.00%
SP PIMCO Total Return Portfolio                  09/00          7.04%         N/A          N/A        12.14%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -18.99%         N/A          N/A       -32.33%
SP Small/Mid Cap Value Portfolio                 09/00          1.60%         N/A          N/A        12.67%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -16.56%         N/A          N/A       -33.92%
Evergreen VA Blue Chip Fund                      04/00        -17.84%         N/A          N/A       -26.78%
Evergreen VA Capital Growth Fund                 03/98        -15.81%         N/A          N/A         3.70%
Evergreen VA Foundation Fund                     03/96         -9.89%      -66.97%         N/A       -66.97%
Evergreen VA Global Leaders Fund                 03/97        -14.69%         N/A          N/A        -8.24%
Evergreen VA Growth Fund                         03/98        -25.19%         N/A          N/A       -11.04%
Evergreen VA Masters Fund                        01/99        -17.29%         N/A          N/A       -11.86%
Evergreen VA Omega Fund                          03/97        -16.04%         N/A          N/A        33.54%
Evergreen VA Small Cap Value Fund                05/98          6.32%         N/A          N/A       -16.74%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -26.02%       42.36%         N/A        70.63%

     The following three tables assume a daily insurance and administrative charge equal to 1.75% on an annual basis.

     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount (other than the Money Market Subaccount) investing in a fund having performance history of at least one year. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges applicable to the Contract Without Credit.

                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                  FROM DATE
                                                                          FIVE         TEN        PORTFOLIO
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -25.06%         N/A         N/A         12.79%
Prudential Equity Portfolio                    06/83        -18.10%        4.97%      10.22%        11.02%
Prudential Global Portfolio                    09/88        -24.43%        4.03%       7.57%         6.98%
Prudential Stock Index Portfolio               10/87        -18.96%        8.37%      10.74%        13.97%
Prudential Value Portfolio                     02/88         -9.14%        9.06%      11.26%        11.64%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -25.59%         N/A         N/A        -20.37%
SP AIM Aggressive Growth Portfolio             09/00        -31.24%         N/A         N/A        -30.06%
SP AIM Core Equity Portfolio                   09/00        -29.42%         N/A         N/A        -30.04%
SP Alliance Large Cap Growth Portfolio         09/00        -21.33%         N/A         N/A        -23.13%
SP Alliance Technology Portfolio               09/00        -31.77%         N/A         N/A        -36.72%
SP Balanced Asset Allocation Portfolio         09/00        -13.96%         N/A         N/A         -7.47%
SP Conservative Asset Allocation Portfolio     09/00         -7.34%         N/A         N/A         -1.28%
SP Davis Value Portfolio                       09/00        -17.39%         N/A         N/A         -8.72%
SP Deutsche International Equity Portfolio     09/00        -28.81%         N/A         N/A        -22.55%
SP Growth Asset Allocation Portfolio           09/00        -19.91%         N/A         N/A        -14.20%
SP INVESCO Small Company Growth Portfolio      09/00        -24.00%         N/A         N/A        -26.27%
SP Jennison International Growth Portfolio     09/00        -43.12%         N/A         N/A        -39.59%
SP Large Cap Value Portfolio                   09/00        -15.60%         N/A         N/A         -5.03%
SP MFS Capital Opportunities Portfolio         09/00        -30.00%         N/A         N/A        -25.54%
SP MFS Mid-Cap Growth Portfolio                09/00        -27.69%         N/A         N/A        -19.76%
SP PIMCO High Yield Portfolio                  09/00         -3.24%         N/A         N/A          2.82%
SP PIMCO Total Return Portfolio                09/00          1.38%         N/A         N/A          9.11%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -24.59%         N/A         N/A        -26.64%
SP Small/Mid Cap Value Portfolio               09/00         -4.05%         N/A         N/A          9.52%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -22.17%         N/A         N/A        -28.00%
Evergreen VA Blue Chip Fund                    04/00        -23.43%         N/A         N/A        -17.19%
Evergreen VA Capital Growth Fund               03/98        -21.41%         N/A         N/A          0.72%
Evergreen VA Foundation Fund                   03/96        -15.52%      -20.97%        N/A        -17.49%
Evergreen VA Global Leaders Fund               03/97        -20.31%         N/A         N/A         -2.01%
Evergreen VA Growth Fund                       03/98        -30.73%         N/A         N/A         -3.30%
Evergreen VA Masters Fund                      01/99        -22.88%         N/A         N/A         -4.47%
Evergreen VA Omega Fund                        03/97        -21.65%         N/A         N/A          5.92%
Evergreen VA Small Cap Value Fund              05/98          9.30%         N/A         N/A         -3.07%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -31.60%        6.78%        N/A          8.88%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                  FROM DATE
                                                                          FIVE         TEN        PORTFOLIO
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED    12/31/01     12/31/01     12/31/01     12/31/01
                ---------                   -----------   ----------    --------     --------    -----------
Jennison Portfolio                             05/95        -19.66%         N/A         N/A         12.79%
Prudential Equity Portfolio                    06/83        -12.70%        5.26%      10.22%        11.02%
Prudential Global Portfolio                    09/88        -19.03%        4.34%       7.57%         6.98%
Prudential Stock Index Portfolio               10/87        -13.56%        8.63%      10.74%        13.97%
Prudential Value Portfolio                     02/88         -3.74%        9.31%      11.26%        11.64%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -20.19%         N/A         N/A        -20.37%
SP AIM Aggressive Growth Portfolio             09/00        -25.84%         N/A         N/A        -30.06%
SP AIM Core Equity Portfolio                   09/00        -24.02%         N/A         N/A        -30.04%
SP Alliance Large Cap Growth Portfolio         09/00        -15.93%         N/A         N/A        -23.13%
SP Alliance Technology Portfolio               09/00        -26.37%         N/A         N/A        -36.72%
SP Balanced Asset Allocation Portfolio         09/00         -8.56%         N/A         N/A         -7.47%
SP Conservative Asset Allocation Portfolio     09/00         -1.94%         N/A         N/A         -1.28%
SP Davis Value Portfolio                       09/00        -11.99%         N/A         N/A         -8.72%
SP Deutsche International Equity Portfolio     09/00        -23.41%         N/A         N/A        -22.55%
SP Growth Asset Allocation Portfolio           09/00        -14.51%         N/A         N/A        -14.20%
SP INVESCO Small Company Growth Portfolio      09/00        -18.60%         N/A         N/A        -26.27%
SP Jennison International Growth Portfolio     09/00        -37.72%         N/A         N/A        -39.59%
SP Large Cap Value Portfolio                   09/00        -10.20%         N/A         N/A         -5.03%
SP MFS Capital Opportunities Portfolio         09/00        -24.60%         N/A         N/A        -25.54%
SP MFS Mid-Cap Growth Portfolio                09/00        -22.29%         N/A         N/A        -19.76%
SP PIMCO High Yield Portfolio                  09/00          2.16%         N/A         N/A          2.82%
SP PIMCO Total Return Portfolio                09/00          6.78%         N/A         N/A          9.11%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -19.19%         N/A         N/A        -26.64%
SP Small/Mid Cap Value Portfolio               09/00          1.35%         N/A         N/A          9.52%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -16.77%         N/A         N/A        -28.00%
Evergreen VA Blue Chip Fund                    04/00        -18.03%         N/A         N/A        -17.19%
Evergreen VA Capital Growth Fund               03/98        -16.01%         N/A         N/A          0.72%
Evergreen VA Foundation Fund                   03/96        -10.12%      -20.07%        N/A        -17.49%
Evergreen VA Global Leaders Fund               03/97        -14.91%         N/A         N/A         -2.01%
Evergreen VA Growth Fund                       03/98        -25.33%         N/A         N/A         -3.30%
Evergreen VA Masters Fund                      01/99        -17.48%         N/A         N/A         -4.47%
Evergreen VA Omega Fund                        03/97        -16.25%         N/A         N/A          5.92%
Evergreen VA Small Cap Value Fund              05/98         14.70%         N/A         N/A         -3.07%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -26.20%        7.06%        N/A          8.88%

     Table 3 shows the cumulative total return for subaccounts investing in a fund having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -19.66%       59.93%         N/A         79.93%
Prudential Equity Portfolio                    06/83        -12.70%       29.23%      164.65%       596.51%
Prudential Global Portfolio                    09/88        -19.03%       23.64%      107.39%       145.07%
Prudential Stock Index Portfolio               09/87        -13.56%       51.24%      177.28%       540.55%
Prudential Value Portfolio                     02/88         -3.74%       56.08%      190.63%       360.44%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -20.19%         N/A          N/A        -25.17%
SP AIM Aggressive Growth Portfolio             09/00        -25.84%         N/A          N/A        -36.57%
SP AIM Core Equity Portfolio                   09/00        -24.02%         N/A          N/A        -36.55%
SP Alliance Large Cap Growth Portfolio         09/00        -15.93%         N/A          N/A        -28.46%
SP Alliance Technology Portfolio               09/00        -26.37%         N/A          N/A        -44.15%
SP Balanced Asset Allocation Portfolio         09/00         -8.56%         N/A          N/A         -9.41%
SP Conservative Asset Allocation Portfolio     09/00         -1.94%         N/A          N/A         -1.62%
SP Davis Value Portfolio                       09/00        -11.99%         N/A          N/A        -10.97%
SP Deutsche International Equity Portfolio     09/00        -23.41%         N/A          N/A        -27.77%
SP Growth Asset Allocation Portfolio           09/00        -14.51%         N/A          N/A        -17.72%
SP INVESCO Small Company Growth Portfolio      09/00        -18.60%         N/A          N/A        -32.16%
SP Jennison International Growth Portfolio     09/00        -37.72%         N/A          N/A        -47.36%
SP Large Cap Value Portfolio                   09/00        -10.20%         N/A          N/A         -6.36%
SP MFS Capital Opportunities Portfolio         09/00        -24.60%         N/A          N/A        -31.30%
SP MFS Mid-Cap Growth Portfolio                09/00        -22.29%         N/A          N/A        -24.44%
SP PIMCO High Yield Portfolio                  09/00          2.16%         N/A          N/A          3.61%
SP PIMCO Total Return Portfolio                09/00          6.78%         N/A          N/A         11.73%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -19.19%         N/A          N/A        -32.59%
SP Small/Mid Cap Value Portfolio               09/00          1.35%         N/A          N/A         12.27%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -16.77%         N/A          N/A        -34.17%
Evergreen VA Blue Chip Fund                    04/00        -18.03%         N/A          N/A          2.53%
Evergreen VA Capital Growth Fund               03/98        -18.03%         N/A          N/A          2.53%
Evergreen VA Foundation Fund                   03/96        -10.12%      -67.47%         N/A        -63.70%
Evergreen VA Global Leaders Fund               03/97        -14.91%         N/A          N/A         -9.68%
Evergreen VA Growth Fund                       03/98        -25.33%         N/A          N/A        -12.27%
Evergreen VA Masters Fund                      01/99        -17.48%         N/A          N/A        -13.01%
Evergreen VA Omega Fund                        03/97        -16.25%         N/A          N/A         31.03%
Evergreen VA Small Cap Value Fund              05/98         14.70%         N/A          N/A        -11.51%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -26.20%       40.62%         N/A         63.82%

MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund.

     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2001 were 0.50% and 0.50%, assuming election of the base death benefit only (1.40% annually). The "yield" and "effective yield" were 0.15% and 0.15%, assuming election of the Guaranteed Minimum Death Benefit (1.65% annually).

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield=([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life of New Jersey believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                             DIRECTORS AND OFFICERS

     The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                     DIRECTORS OF PRUCO LIFE OF NEW JERSEY

     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

     VIVIAN L. BANTA, President, Chairman, and Director -- Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999: Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.

     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.

     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

     DAVID R. ODENATH, JR., Director -- President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.

     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.

     ANDREW J. MAKO, Executive Vice President -- Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

     MELODY C. MCDAID, Senior Vice President -- Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary, Prudential since 1996.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

     The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

     PLNJ directors and officers are elected annually.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life of New Jersey as well as the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One and Strategic Partners Plus contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life of New Jersey.

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                        SUBACCOUNTS
                                                           ----------------------------------------------------------------------
                                                            Prudential
                                                              Money        Prudential    Prudential     Prudential    Prudential
                                                             Market          Equity        Value       Stock Index     Global
                                                            Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
                                                           ------------   ------------  ------------   ------------  ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ................    $ 41,173,192   $ 52,497,543  $ 44,923,781   $ 64,574,573  $ 10,994,745
                                                           ------------   ------------  ------------   ------------  ------------
  Net Assets ..........................................    $ 41,173,192   $ 52,497,543  $ 44,923,781   $ 64,574,573  $ 10,994,745
                                                           ============   ============  ============   ============  ============

NET ASSETS, representing:
  Accumulation units [Note 8] .........................    $ 41,173,192   $ 52,497,543  $ 44,923,781   $ 64,574,573  $ 10,994,745
                                                           ------------   ------------  ------------   ------------  ------------
                                                           $ 41,173,192   $ 52,497,543  $ 44,923,781   $ 64,574,573  $ 10,994,745
                                                           ============   ============  ============   ============  ============

  Units Outstanding ...................................      33,082,859     33,167,813    23,034,538     37,409,163     7,450,393
                                                           ============   ============  ============   ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20


                                       A1

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                                                           Prudential
                Prudential                                 SP INVESCO                                 Janus Aspen
                SP Alliance   Prudential     Prudential      Small        Prudential     Prudential     Growth      Prudential
 Prudential      Large Cap     SP Davis     SP Small/Mid    Company        SP PIMCO       SP PIMCO     Portfolio     SP Large
  Jennison        Growth        Value        Cap Value       Growth      Total Return    High Yield     Service      Cap Value
 Portfolio      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio      Portfolio       Shares      Portfolio
------------    ----------    ----------    -----------    ---------     ------------    -----------    --------     ---------



$ 73,287,508    $  109,946    $  573,628    $   581,011    $  92,494     $  2,610,677    $   192,365    $ 68,255     $660,437
------------    ----------    ----------    -----------    ---------     ------------    -----------    --------     --------
$ 73,287,508    $  109,946    $  573,628    $   581,011    $  92,494     $  2,610,677    $   192,365    $ 68,255     $660,437
============    ==========    ==========    ===========    =========     ============    ===========    ========     ========



$ 73,287,508    $  109,946    $  573,628    $   581,011    $  92,494     $  2,610,677    $   192,365    $ 68,255     $660,437
------------    ----------    ----------    -----------    ---------     ------------    -----------    --------     --------
$ 73,287,508    $  109,946    $  573,628    $   581,011    $  92,494     $  2,610,677    $   192,365    $ 68,255     $660,437
============    ==========    ==========    ===========    =========     ============    ===========    ========     ========

  40,243,542       153,120       642,171        536,631      127,211        2,435,235        185,093     111,149      708,732
============    ==========    ==========    ===========    =========     ============    ===========    ========     ========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                           SUBACCOUNTS
                                                             ----------------------------------------------------------------------
                                                                                            Prudential                      SP
                                                             Prudential                   SP Strategic                   Prudential
                                                              SP AIM       Prudential SP    Partners       Prudential       U.S.
                                                             Growth and     MFS Capital      Focused       SP MFS Mid-    Emerging
                                                              Income       Opportunities     Growth        Cap Growth      Growth
                                                             Portfolio       Portfolio      Portfolio       Portfolio     Portfolio
                                                             ----------     -----------     ----------     -----------   ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ..................    $   35,123     $    58,451     $  168,949     $   208,933   $  211,185
                                                             ----------     -----------     ----------     -----------   ----------
  Net Assets ............................................    $   35,123     $    58,451     $  168,949     $   208,933   $  211,185
                                                             ==========     ===========     ==========     ===========   ==========

NET ASSETS, representing:
  Accumulation units [Note 8] ...........................    $   35,123     $    58,451     $  168,949     $   208,933   $  211,185
                                                             ----------     -----------     ----------     -----------   ----------
                                                             $   35,123     $    58,451     $  168,949     $   208,933   $  211,185
                                                             ==========     ===========     ==========     ===========   ==========


  Units Outstanding .....................................        54,977          77,931        247,664         265,702      294,380
                                                             ==========     ===========     ==========     ===========   ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A3

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                                         Prudential
                              Prudential                                     SP
 Prudential                       SP         Prudential     Prudential   Aggressive    Prudential     Prudential
  SP AIM        Prudential   Conservative    SP Balanced    SP Growth      Growth      SP Jennison    SP Deutsche
 Aggressive     SP Alliance      Asset          Asset         Asset         Asset     International  International
  Growth        Technology    Allocation      Allocation    Allocation    Allocation     Growth         Equity
 Portfolio      Portfolio     Portfolio       Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
-----------    -----------    ----------     -----------    ----------    ---------   -------------  -------------
$    32,362    $   256,596    $  687,770     $   223,875    $  611,987    $  24,756     $  121,070     $  122,481
-----------    -----------    ----------     -----------    ----------    ---------     ----------     ----------
$    32,362    $   256,596    $  687,770     $   223,875    $  611,987    $  24,756     $  121,070     $  122,481
===========    ===========    ==========     ===========    ==========    =========     ==========     ==========



$    32,362    $   256,596    $  687,770     $   223,875    $  611,987    $  24,756     $  121,070     $  122,481
-----------    -----------    ----------     -----------    ----------    ---------     ----------     ----------
$    32,362    $   256,596    $  687,770     $   223,875    $  611,987    $  24,756     $  121,070     $  122,481
===========    ===========    ==========     ===========    ==========    =========     ==========     ==========


     50,855        328,849       697,290         239,680       690,300       28,420        221,449        168,981
===========    ===========    ==========     ===========    ==========    =========     ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2001


                                                                                         SUBACCOUNTS
                                                            ----------------------------------------------------------------------
                                                            Prudential
                                                               Money       Prudential    Prudential    Prudential       Prudential
                                                               Market       Equity          Value      Stock Index       Global
                                                             Portfolio     Portfolio      Portfolio     Portfolio       Portfolio
                                                            -----------   -----------    -----------   ------------    -----------
INVESTMENT INCOME
  Dividend income ........................................  $ 1,347,688   $   473,404    $   732,104   $    697,601    $    42,940
                                                            -----------   -----------    -----------   ------------    -----------

EXPENSES
  Charges to contract owners for assuming mortality risk
    and expense risk and for administration [Note 4A] ....      481,368       805,617        652,521        980,738        176,737
                                                            -----------   -----------    -----------   ------------    -----------
NET INVESTMENT INCOME (LOSS) .............................      866,320      (332,213)        79,583       (283,137)      (133,797)
                                                            -----------   -----------    -----------   ------------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Capital gains distributions received ...................            0     3,087,334      4,294,747      3,824,771      2,875,155
  Realized gain (loss) on shares redeemed ................            0    (3,090,964)      (827,552)      (741,225)    (1,019,388)
  Net change in unrealized gain (loss) on investments ....            0    (7,837,853)    (5,382,321)   (13,667,402)    (4,606,222)
                                                            -----------   -----------    -----------   ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS ...........................            0    (7,841,483)    (1,915,126)   (10,583,856)    (2,750,455)
                                                            -----------   -----------    -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............................  $   866,320   $(8,173,696)   $(1,835,543)  $(10,866,993)   $(2,884,252)
                                                            ===========   ===========    ===========   ============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A5

                                                   SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Prudential
                  Prudential                                   SP INVESCO                                 Janus Aspen
                  SP Alliance   Prudential      Prudential       Small        Prudential     Prudential      Growth      Prudential
   Prudential      Large Cap     SP Davis      SP Small/Mid     Company        SP PIMCO       SP PIMCO      Portfolio     SP Large
    Jennison       Growth        Value           Cap Value       Growth      Total Return    High Yield      Service      Cap Value
   Portfolio      Portfolio     Portfolio        Portfolio      Portfolio      Portfolio      Portfolio      Shares       Portfolio
-------------      -------      --------         --------        -------       --------        -------       -----       --------
$     135,146      $     0      $    577         $  1,581        $     0       $ 23,453        $ 2,188       $   0       $  1,665
-------------      -------      --------         --------        -------       --------        -------       -----       --------

    1,124,993          130           807            1,545            158          6,988            176         109          1,226
-------------      -------      --------         --------        -------       --------        -------       -----       --------
     (989,847)        (130)         (230)              36           (158)        16,465          2,012        (109)           439
-------------      -------      --------         --------        -------       --------        -------       -----       --------



      808,175            0             0                0              0         45,688              0           0              0
   (3,912,345)         112           (16)            (470)            88         (1,247)            21           5            (28)
  (15,128,819)       1,151        14,135           21,603          5,388        (75,838)        (2,024)        540         15,110
-------------      -------      --------         --------        -------       --------        -------       -----       --------

  (18,232,989)       1,263        14,119           21,133          5,476        (31,397)        (2,003)        545         15,082
-------------      -------      --------         --------        -------       --------        -------       -----       --------


$ (19,222,836)     $ 1,133      $ 13,889         $ 21,169        $ 5,318       $(14,932)       $     9       $ 436       $ 15,521
=============      =======      ========         ========        =======       ========        =======       =====       ========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2001


                                                                                            SUBACCOUNTS
                                                                -------------------------------------------------------------------
                                                                                             Prudential                       SP
                                                                Prudential                  SP Strategic                 Prudential
                                                                  SP AIM     Prudential SP    Partners     Prudential       U.S.
                                                                Growth and    MFS Capital     Focused      SP MFS Mid-    Emerging
                                                                  Income     Opportunities    Growth       Cap Growth      Growth
                                                                 Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                                                                ----------   -------------  -------------  -----------   ----------
INVESTMENT INCOME
  Dividend income .............................................   $     0       $     62     $        0     $      0      $      0
                                                                  -------       --------     ----------     --------      --------

EXPENSES
  Charges to contract owners for assuming mortality risk and
    expense risk and for administration [Note 4A] .............        63            265            267          296           371
                                                                  -------       --------     ----------     --------      --------
NET INVESTMENT INCOME (LOSS) ..................................       (63)          (203)          (267)        (296)         (371)
                                                                  -------       --------     ----------     --------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Capital gains distributions received ........................         0              0              0            0             0
  Realized gain (loss) on shares redeemed .....................         2             24              3        2,692            20
  Net change in unrealized gain (loss) on investments .........       828         (1,169)         2,584        7,366         5,716
                                                                  -------       --------     ----------     --------      --------

NET GAIN (LOSS) ON INVESTMENTS ................................       830         (1,145)         2,587       10,058         5,736
                                                                  -------       --------     ----------     --------      --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................   $   767       $ (1,348)    $    2,320     $  9,762      $  5,365
                                                                  =======       ========     ==========     ========      ========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A7

                                       SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                                       Prudential
                            Prudential                                    SP
Prudential                     SP          Prudential    Prudential    Aggressive     Prudential       Prudential
  SP AIM     Prudential    Conservative   SP Balanced    SP Growth      Growth        SP Jennison      SP Deutsche
Aggressive   SP Alliance      Asset          Asset         Asset         Asset       International    International
  Growth     Technology     Allocation    Allocation     Allocation    Allocation        Growth          Equity
Portfolio    Portfolio      Portfolio     Portfolio      Portfolio     Portfolio       Portfolio        Portfolio
---------    -----------   -----------    -----------    ----------    ----------    -------------    -------------
 $      0     $       0      $   7,618     $   2,523      $  3,572      $     50       $       0       $         0
 --------     ---------      ---------     ---------      --------      --------       ---------       -----------



       41           411            981           659         2,290           132             157               174
 --------     ---------      ---------     ---------      --------      --------       ---------       -----------
      (41)         (411)         6,637         1,864         1,282           (82)           (157)             (174)
 --------     ---------      ---------     ---------      --------      --------       ---------       -----------



        0             0            516           403             0             0               0                 0
      (38)           98             63           291          (118)           (7)             40                73
      137         6,174         (4,209)         (747)       (6,465)         (345)            541             2,620
 --------     ---------      ---------     ---------      --------      --------       ---------       -----------

       99         6,272         (3,630)          (53)       (6,583)         (352)            581             2,693
 --------     ---------      ---------     ---------      --------      --------       ---------       -----------


 $     58     $   5,861      $   3,007     $   1,811      $ (5,301)     $   (434)      $     424       $     2,519
 ========     =========      =========     =========      ========      ========       =========       ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                 Prudential Money Market        Prudential Equity            Prudential Value
                                                        Portfolio                   Portfolio                   Portfolio
                                               ---------------------------  ---------------------------  --------------------------
                                                01/01/2001     01/01/2000    01/01/2001     01/01/2000    01/01/2001    01/01/2000
                                                   to             to            to             to            to            to
                                                12/31/2001     12/31/2000    12/31/2001     12/31/2000    12/31/2001    12/31/2000
                                               ------------   ------------  ------------   ------------  ------------  ------------
OPERATIONS
  Net Investment income (loss) ..............  $    866,320   $  1,241,083  $   (332,213)  $    323,413  $     79,583  $    400,444
  Capital gains distributions received ......             0              0     3,087,334     10,713,352     4,294,747     3,487,192
  Realized gain (loss) on shares redeemed ...             0              0    (3,090,964)    (1,212,494)     (827,552)   (1,180,610)
  Net change in unrealized gain (loss) on
    investments .............................             0              0    (7,837,853)    (8,713,857)   (5,382,321)    3,351,796
                                               ------------   ------------  ------------   ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................       866,320      1,241,083    (8,173,696)     1,110,414    (1,835,543)    6,058,822
                                               ------------   ------------  ------------   ------------  ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...............    10,748,828     13,386,004     2,376,948      7,038,001     1,990,869     3,405,054
  Surrenders, Withdrawals, and Death
    Benefits ................................   (13,003,539)    (3,578,567)   (4,622,440)    (4,792,644)   (3,919,769)   (3,547,240)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ........     9,304,131     (6,528,313)   (2,991,406)    (5,982,336)   (1,313,988)   (4,513,524)
  Withdrawal Charge .........................        (9,244)        (6,091)      (27,829)       (23,140)      (21,200)      (16,334)
                                               ------------   ------------  ------------   ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ........................     7,040,176      3,273,033    (5,264,727)    (3,760,119)   (3,264,088)   (4,672,044)
                                               ------------   ------------  ------------   ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ....................................     7,906,496      4,514,116   (13,438,423)    (2,649,705)   (5,099,631)    1,386,778

NET ASSETS
  Beginning of period .......................    33,266,696     28,752,580    65,935,966     68,585,671    50,023,412    48,636,634
                                               ------------   ------------  ------------   ------------  ------------  ------------
  End of period .............................  $ 41,173,192   $ 33,266,696  $ 52,497,543   $ 65,935,966  $ 44,923,781  $ 50,023,412
                                               ============   ============  ============   ============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A9

                                                    SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Prudential                 Prudential
                                                                                    SP Alliance   Prudential     SP Small/
                                                                                     Large Cap     SP Davis       Mid Cap
  Prudential Stock Index         Prudential Global           Prudential Jennison      Growth         Value         Value
         Portfolio                   Portfolio                   Portfolio           Portfolio     Portfolio     Portfolio
--------------------------  --------------------------  --------------------------  ------------   ---------     ----------
 01/01/2001    01/01/2000    01/01/2001    01/01/2000    01/01/2001    01/01/2000    09/24/2001    09/24/2001    09/24/2001
    to            to            to            to            to            to            to            to             to
 12/31/2001    12/31/2000    12/31/2001    12/31/2000    12/31/2001    12/31/2000    12/31/2001    12/31/2001    12/31/2001
------------  ------------  ------------  ------------  ------------  ------------  ------------   ---------     ----------
$   (283,137) $   (464,401) $   (133,797) $   (106,457) $   (989,847) $ (1,542,622) $       (130)  $    (230)    $       36
   3,824,771     2,863,157     2,875,155     1,021,921       808,175    14,153,502             0           0              0
    (741,225)      976,715    (1,019,388)      260,168    (3,912,345)    2,324,009           112         (16)          (470)

 (13,667,402)  (12,703,576)   (4,606,222)   (4,471,520)  (15,128,819)  (38,063,650)        1,151      14,135         21,603
------------  ------------  ------------  ------------  ------------  ------------  ------------   ---------     ----------



 (10,866,993)   (9,328,105)   (2,884,252)   (3,295,888)  (19,222,836)  (23,128,761)        1,133      13,889         21,169
------------  ------------  ------------  ------------  ------------  ------------  ------------   ---------     ----------


   2,586,011    11,253,421     1,088,941     4,819,534     3,368,126    21,585,291       102,679     552,714        378,303

  (5,422,958)   (4,925,619)     (760,538)     (937,384)   (6,515,543)  (12,389,690)            0      (1,734)        (2,098)

  (3,453,921)   (2,149,068)   (1,053,784)      123,970    (3,309,250)    7,270,796         6,134       8,759        183,678
     (30,662)      (26,583)       (5,461)       (4,231)      (43,072)      (36,928)            0           0            (41)
------------  ------------  ------------  ------------  ------------  ------------  ------------   ---------     ----------



  (6,321,530)    4,152,151      (730,842)    4,001,889    (6,499,739)   16,429,469       108,813     559,739        559,842
------------  ------------  ------------  ------------  ------------  ------------  ------------   ---------     ----------


 (17,188,523)   (5,175,954)   (3,615,094)      706,001   (25,722,575)   (6,699,292)      109,946     573,628        581,011


  81,763,096    86,939,050    14,609,839    13,903,838    99,010,083   105,709,375             0           0              0
------------  ------------  ------------  ------------  ------------  ------------  ------------   ---------     ----------
$ 64,574,573  $ 81,763,096  $ 10,994,745  $ 14,609,839  $ 73,287,508  $ 99,010,083  $    109,946   $ 573,628     $  581,011
============  ============  ============  ============  ============  ============  ============   =========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                              SUBACCOUNTS
                                             -------------------------------------------------------------------------------------
                                             Prudential
                                             SP INVESCO                                 Janus Aspen                    Prudential
                                               Small       Prudential      Prudential     Growth        Prudential      SP AIM
                                              Company       SP PIMCO        SP PIMCO     Portfolio-      SP Large      Growth And
                                              Growth      Total Return     High Yield      Service      Cap Value        Income
                                             Portfolio      Portfolio      Portfolio       Shares        Portfolio      Portfolio
                                             ----------    -----------     ----------     ----------     ----------     ----------
                                             09/24/2001     09/24/2001     09/24/2001     09/24/2001     09/24/2001     09/24/2001
                                                to             to             to             to             to             to
                                             12/31/2001     12/31/2001     12/31/2001     12/31/2001     12/31/2001     12/31/2001
                                             ----------    -----------     ----------     ----------     ----------     ----------
OPERATIONS
  Net Investment income (loss) ..........    $     (158)   $    16,465     $    2,012     $     (109)    $      438     $      (63)
  Capital gains distributions received ..             0         45,688              0              0              0              0
  Realized gain (loss) on shares redeemed            88         (1,247)            21              5            (28)             2
  Net change in unrealized gain (loss) on
    investments .........................         5,388        (75,838)        (2,024)           540         15,111            828
                                             ----------    -----------     ----------     ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................         5,318        (14,932)             9            436         15,521            767
                                             ----------    -----------     ----------     ----------     ----------     ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........        70,228      1,079,454        185,097         67,834        338,722         34,356
  Surrenders, Withdrawals, and Death
    Benefits ............................           (16)      (121,773)             0            (15)        (3,006)             0
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....        16,964      1,668,001          7,259              0        309,218              0
  Withdrawal Charge .....................             0            (73)             0              0            (18)             0
                                             ----------    -----------     ----------     ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ....................        87,176      2,625,609        192,356         67,819        644,916         34,356
                                             ----------    -----------     ----------     ----------     ----------     ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................        92,494      2,610,677        192,365         68,255        660,437         35,123

NET ASSETS
  Beginning of period ...................             0              0              0              0              0              0
                                             ----------    -----------     ----------     ----------     ----------     ----------
  End of period .........................    $   92,494    $ 2,610,677     $  192,365     $   68,255     $  660,437     $   35,123
                                             ==========    ===========     ==========     ==========     ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A11

                                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                   Prudential                     SP                                     Prudential
                  SP Strategic                Prudential    Prudential                      SP          Prudential    Prudential
 Prudential SP      Partners     Prudential      U.S.         SP AIM       Prudential   Conservative   SP Balanced    SP Growth
  MFS Capital       Focused      SP MFS Mid-   Emerging     Aggressive    SP Alliance      Asset          Asset         Asset
 Opportunities       Growth      Cap Growth     Growth        Growth       Technology    Allocation     Allocation    Allocation
   Portfolio       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio      Portfolio     Portfolio
 -------------    ------------   -----------  -----------   -----------   -----------   ------------   -----------    ----------
   09/24/2001      09/24/2001    09/24/2001    09/24/2001    09/24/2001    09/24/2001    09/24/2001     09/24/2001    09/24/2001
      to              to            to            to            to            to            to             to            to
   12/31/2001      12/31/2001    12/31/2001    12/31/2001    12/31/2001    12/31/2001    12/31/2001     12/31/2001    12/31/2001
   ----------      ----------    ----------    ----------    ----------    ----------    ----------     ----------    ----------
   $    (203)      $    (267)    $    (296)    $    (371)    $      (41)   $    (411)    $    6,637     $    1,864    $    1,282
           0               0             0             0              0            0            516            403             0
          24               3         2,692            20            (38)          98             63            291          (118)

      (1,169)          2,584         7,366         5,716            137        6,174         (4,209)          (747)       (6,465)
   ---------       ---------     ---------     ---------     ----------    ---------     ----------     ----------    ----------



      (1,348)          2,320         9,762         5,365             58        5,861          3,007          1,811        (5,301)
   ---------       ---------     ---------     ---------     ----------    ---------     ----------     ----------    ----------


      25,066         144,820        99,617       156,210         32,304       29,101        615,079         82,897       160,247

           0          (1,362)         (263)         (213)             0       (2,350)        (1,250)          (251)         (249)

      34,733          23,174        99,875        49,826              0      223,984         70,934        139,448       457,350
           0              (3)          (58)           (3)             0            0              0            (30)          (60)
   ---------       ---------     ---------     ---------     ----------    ---------     ----------     ----------    ----------



      59,799         166,629       199,171       205,820         32,304      250,735        684,763        222,064       617,288
   ---------       ---------     ---------     ---------     ----------    ---------     ----------     ----------    ----------


      58,451         168,949       208,933       211,185         32,362      256,596        687,770        223,875       611,987


           0               0             0             0              0            0              0              0             0
   ---------       ---------     ---------     ---------     ----------    ---------     ----------     ----------    ----------
   $  58,451       $ 168,949     $ 208,933     $ 211,185     $   32,362    $ 256,596     $  687,770     $  223,875    $  611,987
   =========       =========     =========     =========     ==========    =========     ==========     ==========    ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                              SUBACCOUNTS
                                                ------------------------------------------
                                                Prudential
                                                    SP
                                                Aggressive    Prudential      Prudential
                                                  Growth      SP Jennison     SP Deutsche
                                                  Asset      International   International
                                                Allocation       Growth         Equity
                                                Portfolio      Portfolio       Portfolio
                                                -----------  -------------   -------------
                                                09/24/2001     09/24/2001     09/24/2001
                                                   to             to             to
                                                12/31/2001     12/31/2001     12/31/2001
                                                -----------  -------------   -------------
OPERATIONS
  Net Investment income (loss) .............     $   (82)      $    (157)     $    (174)
  Capital gains distributions received .....           0               0              0
  Realized gain (loss) on shares redeemed ..          (7)             40             73
  Net change in unrealized gain (loss) on
    investments ............................        (345)            541          2,620
                                                 -------       ---------      ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................        (434)            424          2,519
                                                 -------       ---------      ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............       3,651         108,487        123,534
  Surrenders, Withdrawals, and Death
    Benefits ...............................           0               0              0
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......      21,569          12,159         (3,572)
  Withdrawal Charge ........................         (30)              0              0
                                                 -------       ---------      ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .......................      25,190         120,646        119,962
                                                 -------       ---------      ---------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................      24,756         121,070        122,481

NET ASSETS
  Beginning of period ......................           0               0              0
                                                 -------       ---------      ---------
  End of period ............................   $  24,756       $ 121,070      $ 122,481
                                               =========       =========      =========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A14 THROUGH A20

                                       A13

                        NOTES TO FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                          THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2001

NOTE 1: GENERAL

          Pruco Life Of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Life Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Select, Strategic Partners Advisor and Strategic Partners Plus (Collectively, "Strategic Partners"), Discovery Select and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP
          Davis Value Portfolio, Prudential SP Small/Mid Cap Value
          Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Growth and Income Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP MFS Mid-Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Janus Aspen Series Growth Portfolio-Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          At December 31, 2001 there were no balances pertaining to the Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund.

                                       A14

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

          The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                                     SUBACCOUNTS
                                  ------------------------------------------------------------------------------------
                                   Prudential
                                     Money           Prudential       Prudential         Prudential        Prudential
                                     Market           Equity            Value           Stock Index         Global
                                   Portfolio         Portfolio        Portfolio          Portfolio         Portfolio
                                  ------------      ------------     ------------       ------------      ------------
Number of shares (rounded):          4,117,319         2,562,106        2,508,307          2,040,916           719,081
Net asset value per share:        $      10.00      $      20.49     $      17.91       $      31.64      $      15.29
Cost:                             $ 41,173,192      $ 75,222,003     $ 53,343,644       $ 73,435,702      $ 15,837,822

                                                                 SUBACCOUNTS (Continued)
                                  ------------------------------------------------------------------------------------
                                                     Prudential                                          Prudential SP
                                                     SP Alliance                                         INVESCO Small
                                   Prudential        Large Cap      Prudential SP      Prudential SP        Company
                                   Jennison           Growth         Davis Value        Small/Mid Cap       Growth
                                   Portfolio         Portfolio        Portfolio        Value Portfolio     Portfolio
                                  ------------      ------------     ------------      ---------------    ------------
Number of shares (rounded):          3,946,554            15,041          63,454              51,145            13,328
Net asset value per share:        $      18.57      $       7.31     $      9.04        $      11.36      $      6.94
Cost:                             $ 98,021,247      $    108,796     $   559,493        $    559,408      $     87,106

                                                                 SUBACCOUNTS (Continued)
                                  ------------------------------------------------------------------------------------
                                   Prudential        Prudential       Janus Aspen                          Prudential SP
                                    SP PIMCO          SP PIMCO         Growth          Prudential SP        AIM Growth
                                  Total Return       High Yield       Portfolio          Large Cap          and Income
                                   Portfolio         Portfolio      Service Shares     Value Portfolio      Portfolio
                                  ------------      ------------    --------------     ---------------    --------------
Number of shares (rounded):            243,988            19,609           3,454              69,962             5,395
Net asset value per share:        $      10.70      $       9.81     $     19.76         $      9.44      $       6.51
Cost:                             $  2,686,514      $    194,389     $    67,715         $   645,328      $     34,295

                                                                 SUBACCOUNTS (Continued)
                                  ------------------------------------------------------------------------------------
                                                     Prudential
                                                    SP Strategic                                           Prudential SP
                                  Prudential SP       Partners      Prudential SP      SP Prudential           AIM
                                  MFS Capital          Focused       MFS Mid-Cap       U.S. Emerging        Aggressive
                                 Opportunities         Growth          Growth             Growth              Growth
                                   Portfolio         Portfolio        Portfolio          Portfolio           Portfolio
                                 -------------      ------------    --------------     ---------------    --------------
Number of shares (rounded):              8,338            25,104          27,419              30,651             4,986
Net asset value per share:        $       7.01      $       6.73     $      7.62         $      6.89      $       6.49
Cost:                             $     59,619      $    166,365     $   201,567         $   205,468      $     32,225

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (CONTINUED)


                                                                 SUBACCOUNTS (Continued)
                                  ---------------------------------------------------------------------------------
                                                    Prudential
                                                       SP           Prudential SP                    Prudential SP
                                   Prudential      Conservative       Balanced      Prudential SP     Aggressive
                                   SP Alliance        Asset            Asset         Growth Asset     Growth Asset
                                   Technology       Allocation       Allocation       Allocation       Allocation
                                   Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                  ------------     -------------    -------------   -------------    -------------
Number of shares (rounded):            44,938           70,396           24,820           74,001            3,266
Net asset value per share:        $      5.71      $      9.77      $      9.02      $      8.27      $      7.58
Cost:                             $   250,422      $   691,980      $   224,623      $   618,452      $    25,101

                                     SUBACCOUNTS (Continued)
                                 ------------------------------
                                   Prudential      Prudential
                                   SP Jennison     SP Deutsche
                                 International    International
                                    Growth            Equity
                                   Portfolio        Portfolio
                                 -------------    -------------
Number of shares (rounded):            22,215           16,664
Net asset value per share:        $      5.45      $      7.35
Cost:                             $   120,528      $   119,861

NOTE 4: CHARGES AND EXPENSES

          A. The mortality risk and expense risk changes are applied daily against the net assets of each contract. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey.

          These charges are:

                                                                                            Administration
          Contracts:                                                      Mortality Rate:        Rate:
          Strategic Partners Annuity One
            Basic .....................................................       1.40%              0.00%
            GMDB option Roll Up or Step Up ............................       1.60%              0.00%
          Strategic Partners Plus
            Basic .....................................................       1.40%              0.00%
            Annual Step Up or 5% Roll Up ..............................       1.60%              0.00%
          Strategic Partners Select GMDB with Step Up and Roll Up ...         1.37%              0.15%
          Strategic Partners Advisor
            Basic .....................................................       1.40%              0.00%
            GMDB with Step Up and Roll Up .............................       1.65%              0.00%
          Discovery Select Variable Annuity ...........................       1.25%              0.15%
          Discovery Choice
            Basic .....................................................       1.35%              0.00%
            Enhanced ..................................................       1.65%              0.00%

          B. Withdrawal Charges

          A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

                                      A16

NOTE 5: TAXES

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 6: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the periods ended December 31, 2001 and 2000 were as follows:


                                                                                 SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            Prudential Money Market           Prudential Equity            Prudential Value
                                                  Portfolio                        Portfolio                    Portfolio
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:   110,222,449     87,460,195       2,415,416       6,274,962     2,477,553     3,561,042.04
          Contract Owner Redemptions:    (105,012,767)   (84,166,706)     (5,697,388)     (8,434,106)   (4,170,853)      (6,231,654)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                             Prudential Stock Index            Prudential Global             Prudential Jennison
                                                  Portfolio                        Portfolio                     Portfolio
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:     3,797,662      7,626,487   33,057,219.00      21,661,363     6,120,268       14,411,099
          Contract Owner Redemptions:      (7,083,600)    (5,717,662)    (33,519,955)    (19,861,878)   (9,115,148)      (8,732,059)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                         Prudential SP Alliance Large      Prudential SP Davis Value     Prudential SP Small/Mid Cap
                                               Cap Portfolio*                     Portfolio*                 Value Portfolio*
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:       155,682              0         655,480               0       578,838                0
          Contract Owner Redemptions:          (2,562)            (0)        (13,309)             (0)      (42,207)              (0)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                         Prudential SP INVESCO Small       Prudential SP PIMCO Total      Prudential SP PIMCO High
                                          Company Growth Portfolio*             Return Portfolio*             Yield Portfolio*
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:       129,559              0       2,593,951               0       186,717                0
          Contract Owner Redemptions:          (2,348)            (0)       (158,716)             (0)       (1,624)              (0)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                         Janus Aspen Growth Portfolio       Prudential SP Large Cap      Prudential SP AIM Growth
                                               Service Shares*                  Value Portfolio*           and Income Portfolio*
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:       113,706              0         731,740               0        54,977                0
          Contract Owner Redemptions:          (2,557)            (0)        (23,008)             (0)            0               (0)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                                            Prudential SP Strategic
                                          Prudential SP MFS Capital         Partners Focused Growth      Prudential SP MFS Mid-Cap
                                           Opportunities Portfolio*               Portfolio*                 Growth Portfolio*
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:        80,241              0         250,055               0       386,053                0
          Contract Owner Redemptions:          (2,309)            (0)         (2,391)             (0)     (120,351)              (0)

          * Became available on September 24, 2001

                                       A17

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                          SP Prudential U.S. Emerging            Prudential SP AIM            Prudential SP Alliance
                                               Growth Portfolio*         Aggressive Growth Portfolio*       Technology Portfolio*
                                          --------------------------     ----------------------------    --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:       295,965              0          53,327               0       337,169                0
          Contract Owner Redemptions:          (1,585)            (0)         (2,472)             (0)       (8,320)              (0)

                                                                          SUBACCOUNTS (Continued)
                                         -----------------------------------------------------------------------------------------
                                            SP Conservative Asset         Prudential SP Balanced        Prudential SP Growth Asset
                                            Allocation Portfolio*        Asset Allocation Portfolio*        Allocation Portfolio*
                                         --------------------------      ---------------------------    --------------------------
                                            2001           2000             2001            2000          2001           2000
                                         -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:      702,843              0         250,606               0       698,643                0
          Contract Owner Redemptions:         (5,553)            (0)        (10,926)             (0)       (8,343)              (0)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                           Prudential SP Aggressive         Prudential SP Jennison        Prudential SP Deutsche
                                           Growth Asset Allocation           International Growth          International Growth
                                                  Portfolio*                    Portfolio*                    Portfolio*
                                          --------------------------       -------------------------     --------------------------
                                             2001           2000             2001            2000          2001           2000
                                          -----------     ----------       ---------       ---------     ---------     ------------
          Contract Owner Contributions:        28,454              0         222,541               0       180,876                0
          Contract Owner Redemptions:             (34)            (0)         (1,092)             (0)      (11,895)              (0)

* Became available on September 24, 2001

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the period ended December 31, 2001 were as follows:

                                                                               PORTFOLIOS
                                             ------------------------------------------------------------------------------------
                                              Prudential        Prudential      Prudential       Prudential        Prudential
                                             Money Market         Equity           Value         Stock Index         Global
                                               Portfolio        Portfolio        Portfolio        Portfolio         Portfolio
                                             -------------     ------------     ------------     -------------     -------------
          Purchases .................        $ 108,390,342     $  1,562,469     $  1,993,546     $   3,067,726     $  30,656,507
          Sales .....................        $(101,831,533)    $ (7,632,811)    $ (5,910,154)    $ (10,369,993)    $ (31,564,085)

                                                                             PORTFOLIOS (Continued)
                                             ------------------------------------------------------------------------------------
                                                                                                  Prudential      Prudential SP
                                                                Prudential SP                      SP Small/      INVESCO Small
                                              Prudential       Alliance Large   Prudential SP       Mid Cap         Company
                                               Jennison          Cap Growth     Davis Value          Value           Growth
                                               Portfolio         Portfolio       Portfolio         Portfolio        Portfolio
                                             -------------     ------------     ------------     -------------     -------------
          Purchases .................        $   4,590,086     $    112,129     $    572,790     $     602,603     $      88,715
          Sales .....................        $ (12,214,819)    $     (3,446)    $    (13,857)    $     (44,306)    $      (1,697)

                                                                             PORTFOLIOS (Continued)
                                             ------------------------------------------------------------------------------------
                                                                                Janus Aspen
                                              Prudential                          Growth          Prudential        Prudential SP
                                               SP PIMCO      Prudential SP       Portfolio         SP Large           AIM Growth
                                             Total Return      PIMCO High         Service          Cap Value          and Income
                                               Portfolio     Yield Portfolio      Shares           Portfolio          Portfolio
                                             -------------   ---------------     ------------     -------------     -------------
          Purchases .................        $   2,779,531    $      195,313     $     69,363     $     666,746     $      34,350
          Sales .....................        $    (160,910)   $       (3,132)    $     (1,644)    $     (23,055)    $         (57)

                                                     A18

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

                                                                      PORTFOLIOS (Continued)
                                             -----------------------------------------------------------------------------------
                                                                Prudential                           SP
                                                               SP Strategic                       Prudential       Prudential SP
                                             Prudential SP      Partners       Prudential SP         U.S.               AIM
                                              MFS Capital        Focused        MFS Mid Cap        Emerging         Aggressive
                                             Opportunities       Growth           Growth            Growth            Growth
                                               Portfolio        Portfolio        Portfolio         Portfolio         Portfolio
                                             -------------     ------------     ------------     -------------     -------------
          Purchases .................        $      61,322     $    168,133     $    299,398     $     207,408     $     33,840
          Sales .....................        $      (1,789)    $     (1,771)    $   (100,523)    $      (1,960)    $     (1,577)

                                                                      PORTFOLIOS (Continued)
                                             -----------------------------------------------------------------------------------
                                                               Prudential SP   Prudential SP      Prudential     Prudential SP
                                              Prudential       Conservative     Balanced          SP Growth        Aggressive
                                              SP Alliance         Asset           Asset             Asset         Growth Asset
                                              Technology        Allocation      Allocation        Allocation       Allocation
                                               Portfolio           Fund          Portfolio         Portfolio        Portfolio
                                             -------------     ------------     ------------     -------------     -------------
          Purchases .................        $    256,073      $   698,387      $    240,146     $     623,947     $      25,219
          Sales .....................        $     (5,749)     $   (14,604)     $    (18,740)    $      (8,950)    $        (161)

                                                   PORTFOLIOS (Continued)
                                             --------------------------------
                                               Prudential      Prudential SP
                                              SP Jennison        Deutsche
                                             International     International
                                                 Growth           Equity
                                               Portfolio        Portfolio
                                             -------------     ------------
          Purchases .................        $    122,585      $   129,609
          Sales .....................        $    (2,096)      $   (9,822)

NOTE 8: FINANCIAL HIGHLIGHTS

          The Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options as discussed in note 4.

                                      A19

                                                  At December 31, 2001                   For the year ended December 31, 2001
                                       ----------------------------------------   -------------------------------------------------
                                       Contract                       Contract
                                        Holder                         Holder     Investment
                                        Units     Unit Fair Value    Net Assets    Income      Expense Ratio**    Total Return***
                                        (000s)    Lowest - Highest      (000s)      Ratio*     Lowest - Highest   Lowest - Highest
                                       -------    ----------------   ----------   ----------   ----------------  ------------------
Prudential Money Market Portfolio ....  33,083    1.03811 To  1.2582    41,173      3.87%       1.35% To 1.65%     2.42% To   2.72%
Prudential Equity Portfolio ..........  33,168    0.95205 To  1.5849    52,498      0.82%       1.35% To 1.65%   -12.62% To -12.35%
Prudential Value Portfolio ...........  23,035    1.18037 To 1.95415    44,924      1.56%       1.35% To 1.65%    -3.65% To  -3.37%
Prudential Stock Index Portfolio .....  37,409    0.78853 To 1.74431    64,576      0.99%       1.35% To 1.65%   -13.46% To -13.21%
Prudential Global Portfolio ..........   7,450    0.71047 To 1.50029    10,995      0.34%       1.35% To 1.65%   -18.95% To -18.71%
Prudential Jennison Portfolio ........  40,244    0.65613 To 1.84898    73,288      0.17%       1.35% To 1.65%   -19.57% To -19.34%
Prudential SP Alliance Large Cap
  Growth Portfolio ****...............     153    0.71726 To 0.71906       110      0.00%       1.40% To 1.65%    17.98% To  18.04%
Prudential SP Davis Value Portfolio ****   642    0.89231 To 0.89451       574      1.08%       1.40% To 1.60%    15.24% To  15.31%
Prudential SP Small/Mid Cap Value
  Portfolio ****......................     537    1.00124 To 1.12776       581      1.13%       1.40% To 1.65%    19.35% To  19.43%
Prudential SP INVESCO Small Company
  Growth Portfolio ****...............     127    0.68010 To 0.92713        92      0.00%       1.35% To 1.70%    24.74% To  24.82%
Prudential SP PIMCO Total Return
  Portfolio ****......................   2,435    1.03942 To 1.12247     2,611      3.41%       1.35% To 1.65%    -0.04% To   0.04%
Prudential SP PIMCO High Yield
  Portfolio ****......................     185    1.03861 To 1.04100       193     18.50%       1.40% To 1.60%     3.69% To   3.75%
Janus Aspen Growth Portfolio
  Service Shares ****.................     111    0.61352 To 0.61510        68      0.07%       1.40% To 1.60%    15.67% To  15.73%
Prudential SP Large Cap Value
  Portfolio ****......................     709    0.92241 To 0.94081       660      1.47%       1.35% To 1.70%    11.55% To  11.63%
Prudential SP AIM Growth and Income
  Portfolio ****......................      55    0.63843 To 0.64005        35      0.00%       1.40% To 1.60%    18.08% To  18.14%
Prudential SP MFS Capital
  Opportunities Portfolio ****........      78    0.68879 To 0.81059        59      0.24%       1.40% To 1.60%    19.03% To  19.09%
Prudential SP Strategic Partners
  Focused Growth Portfolio  ****......     248    0.66006 To 0.85751       169      0.00%       1.35% To 1.70%    16.55% To  16.63%
Prudential SP MFS Mid-Cap Growth
  Portfolio ****......................     266    0.75748 To 0.81538       209      0.00%       1.40% To 1.60%    25.62% To  25.69%
SP Prudential US Emerging Growth
  Portfolio ****......................     294    0.67599 To 0.87454       211      0.00%       1.35% To 1.60%    21.65% To  21.73%
Prudential SP AIM Aggressive Growth
  Portfolio ****......................      51    0.63604 To 0.63765        32      0.00%       1.40% To 1.60%    16.44% To  16.50%
Prudential SP Alliance Technology
  Portfolio ****......................     329    0.56029 To 0.81297       257      0.00%       1.40% To 1.60%    29.23% To  29.30%
Prudential SP Conservative Asset
  Allocation Fund ****................     697    0.98456 To 0.98804       688      9.86%       1.40% To 1.60%     7.67% To   7.73%
Prudential SP Balanced Asset
  Allocation Portfolio ****...........     240    0.90789 To 0.94964       224      3.80%       1.40% To 1.60%    10.55% To  10.62%
Prudential SP Growth Asset
  Allocation Portfolio ****...........     690    0.82464 To 0.90965       612      1.48%       1.40% To 1.60%    13.44% To  13.50%
Prudential SP Aggressive Growth
  Asset Allocation Portfolio****......      28    0.87107 To 0.87107        25      0.35%       1.40% To 1.40%    16.29% To  16.29%
Prudential SP Jennison International
  Growth Portfolio ****...............     221    0.53612 To 0.74810       121      0.00%       1.35% To 1.60%    11.44% To  11.51%
Prudential SP Deutsche International
  Equity Portfolio ****...............     169    0.72410 To 0.72585       122      0.00%       1.40% To 1.60%    11.93% To  11.98%

--------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date later than the beginning of the period were excluded from the range of total return.

**** Became available September 24, 2001

                                       A20

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Strategic Partners Subaccounts of
Pruco Life of New Jersey Flexible
Premium Variable Annuity Account
and the Board of Directors of the
Pruco Life Insurance Company of New Jersey


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Strategic Partners Subaccounts (as defined in Note 1) of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 15, 2002



                                       A21

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                       2001                 2000
                                                                                   -----------          -----------
ASSETS
Fixed Maturities
   Available for Sale, at fair value (amortized cost, 2001: $478,996; and
   2000: $614,858)                                                                 $   490,734          $   612,851
Held to Maturity, at amortized cost (fair value, 2000: $7,259)                              --                7,470
Policy Loans                                                                           158,754              152,111
Short-Term Investments                                                                  32,983               28,759
Other Long-Term Investments                                                              2,614                3,577
                                                                                   -----------          -----------
        Total Investments                                                              685,085              804,768
Cash and Cash Equivalents                                                               58,212               65,237
Deferred Policy Acquisition Costs                                                      118,975              116,653
Accrued Investment Income                                                               10,399               13,781
Receivables from Affiliate                                                              17,270               22,265
Other Assets                                                                             3,919                  292
Separate Account Assets                                                              1,631,113            1,805,584
                                                                                   -----------          -----------
TOTAL ASSETS                                                                       $ 2,524,973          $ 2,828,580
                                                                                   ===========          ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' Account Balances                                                    $   457,172          $   434,442
Future Policy Benefits and Other Policyholder Liabilities                              119,400              108,218
Cash Collateral for Loaned Securities                                                   36,092               48,309
Securities Sold under agreements to repurchase                                          18,514                9,754
Income Taxes Payable                                                                    36,012               29,913
Other Liabilities                                                                       19,298                8,793
Separate Account Liabilities                                                         1,631,113            1,805,584
                                                                                   -----------          -----------
Total Liabilities                                                                    2,317,601            2,445,013
                                                                                   -----------          -----------
Contingencies - (See Footnote 11)
Stockholder's Equity
Common Stock, $5 par value;
      400,000 shares authorized;
      Issued and outstanding at
      December 31, 2001 and 2000                                                         2,000                2,000
Paid-In-Capital                                                                        128,689              128,689
Retained Earnings                                                                       72,959              253,641
Accumulated Other Comprehensive Income (Loss)                                            3,724                 (763)
                                                                                   -----------          -----------
Total Stockholder's Equity                                                             207,372              383,567
                                                                                   -----------          -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                                           $ 2,524,973          $ 2,828,580
                                                                                   ===========          ===========


                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001              2000              1999
                                                              ---------         ---------         ---------
REVENUES

Premiums                                                      $  16,284         $   5,717         $   6,742
Policy charges and fee income                                    49,808            55,231            52,714
Net investment income                                            55,981            54,524            47,600
Realized investment losses, net                                  (9,630)           (1,045)           (5,013)
Asset management fees                                               613             8,467             7,407
Other income                                                        646               331               386
                                                              ---------         ---------         ---------

Total Revenues                                                  113,702           123,225           109,836
                                                              ---------         ---------         ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                          33,148            28,201            26,237
Interest credited to policyholders' account balances             20,503            19,326            18,846
General, administrative and other expenses                       37,954            39,415            45,065
                                                              ---------         ---------         ---------

Total Benefits and Expenses                                      91,605            86,942            90,148
                                                              ---------         ---------         ---------

Income from operations before income taxes                       22,097            36,283            19,688
                                                              ---------         ---------         ---------

Income tax provision                                              6,504            12,699             6,891
                                                              ---------         ---------         ---------

NET INCOME                                                       15,593            23,584            12,797

 Other comprehensive income (loss), net of tax:

       Unrealized gains (losses) on securities, net        of
       reclassification adjustment                                4,487             5,325            (7,681)
                                                              ---------         ---------         ---------

TOTAL COMPREHENSIVE INCOME                                    $  20,080         $  28,909         $   5,116
                                                              =========         =========         =========

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                       Other          Total
                                           Common      Paid - In -     Retained    Comprehensive   Stockholder's
                                            Stock        Capital       Earnings    Income (Loss)      Equity
                                          -------------------------------------------------------------------
Balance, December 31, 1998                $   2,000     $ 125,000     $ 217,260      $   1,593      $ 345,853


   Net income                                    --            --        12,797             --         12,797
   Change in net unrealized
   investment (losses) gains,
   net of reclassification and taxes             --            --            --         (7,681)        (7,681)

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 1999                    2,000       125,000       230,057         (6,088)       350,969



   Contribution                                --           3,689          --             --            3,689
   Net income                                  --            --          23,584           --           23,584
   Change in net unrealized
   investment (losses) gains,
   net of reclassification  and taxes          --            --            --            5,325          5,325

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 2000                    2,000       128,689       253,641           (763)       383,567

   Policy credits issued to
    eligible eligible policyholders            --            --         (10,275)          --          (10,275)
   Dividend to Parent                          --            --        (186,000)          --         (186,000)
   Net income                                  --            --          15,593           --           15,593
   Change in net unrealized
   investment (losses) gains,
   net of reclassification and taxes           --            --            --            4,487          4,487

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 2001                $   2,000     $ 128,689     $  72,959      $   3,724      $ 207,372
                                          =========     =========     =========      =========      =========


                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                         2001             2000           1999
                                                                       ---------       ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                          $  15,593       $  23,584       $  12,797
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                       (9,906)         (9,881)        (11,399)
      Interest credited to policyholders' account balances                20,503          19,326          18,846
      Realized investment losses, net                                      9,630           1,045           5,013
      Amortization and other non-cash items                              (10,883)         (9,254)         18,092
      Change in:
        Future policy benefits and other policyholders'
          liabilities                                                     11,182           3,468          14,918
        Accrued investment income                                          3,382          (1,289)           (283)
        Policy loans                                                      (6,643)         (8,296)         (4,372)
        Receivable from affiliates                                         4,995          (2,345)        (19,723)
        Deferred policy acquisition costs                                 (2,322)         12,531         (15,261)
        Income taxes payable                                               6,099           2,084           2,504
        Other, net                                                        (2,244)          1,869           2,523
                                                                       ---------       ---------       ---------
Cash Flows From Operating Activities                                      39,386          32,842          23,655
                                                                       ---------       ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                               552,931         396,117         702,380
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                              (577,097)       (411,579)       (695,198)
        Held to maturity                                                      --              --          (7,470)
   Other long term investments, net                                          963          (1,058)             99
   Cash collateral for loaned securities, net                            (12,217)         30,409         (16,524)
   Securities sold under agreements to repurchase, net                     8,760           9,754         (27,210)
   Short term investments, net                                            (4,224)        (28,756)         11,040
                                                                       ---------       ---------       ---------
Cash Flows (Used in) Investing Activities                                (30,884)         (5,113)        (32,883)
                                                                       ---------       ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                            87,261         170,978         258,417
      Withdrawals                                                        (76,288)       (161,060)       (264,373)
   Cash dividend paid to Parent                                          (26,500)             --              --
                                                                       ---------       ---------       ---------
Cash Flows (Used in) From Financing Activities                           (15,527)          9,918          (5,956)
                                                                       ---------       ---------       ---------
Net (decrease) increase in Cash and cash equivalents                      (7,025)         37,647         (15,184)
Cash and cash equivalents, beginning of year                              65,237          27,590          42,774
                                                                       ---------       ---------       ---------
CASH and CASH EQUIVALENTS, END OF YEAR                                 $  58,212       $  65,237       $  27,590
                                                                       =========       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid                                                  $   2,930       $  13,421       $     480
                                                                       ---------       ---------       ---------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                 $ 159,500       $      --       $      --
                                                                       ---------       ---------       ---------
   Policy credits issued to eligible policyholders                     $  10,275       $      --       $      --
                                                                       ---------       ---------       ---------
   Contribution from parent                                            $      --       $   3,689       $      --
                                                                       ---------       ---------       ---------

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents" with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive
(loss) income."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary.

Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 13). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 10 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities
The following tables provide additional information relating to fixed maturities as of December 31:

                                                                      2001
                                               --------------------------------------------------
                                                              Gross         Gross       Estimated
                                               Amortized    Unrealized    Unrealized       Fair
                                                 Cost         Gains         Losses         Value
                                               --------      --------      --------      --------
                                                                   (In Thousands)
Fixed Maturities Available for Sale
U.S. Treasury Securities and Obligations of
U.S. Government Corporations and Agencies      $ 19,136      $    241      $     99      $ 19,278

Foreign Government Bonds                          4,029           259            --         4,288

Corporate Securities                            455,150        15,772         4,431       466,491

Mortgage-backed Securities                          681            --             4           677
                                               --------      --------      --------      --------

Total Fixed Maturities Available for Sale      $478,996      $ 16,272      $  4,534      $490,734
                                               ========      ========      ========      ========


                                                                       2000
                                               --------------------------------------------------
                                                               Gross        Gross       Estimated
                                               Amortized    Unrealized    Unrealized       Fair
                                                 Cost          Gains        Losses         Value
                                               --------      --------      --------      --------
                                                                 (In Thousands)
Fixed Maturities Available for Sale
U.S. Treasury Securities and Obligations of
U.S. Government Corporations and Agencies      $ 25,050      $    708      $      2      $ 25,756

Foreign Government Bonds                         11,181           463            --        11,644

Corporate Securities                            578,627         7,314        10,490       575,451

Mortgage-backed Securities                           --            --            --            --
                                               --------      --------      --------      --------

Total Fixed Maturities Available for Sale      $614,858      $  8,485      $ 10,492      $612,851
                                               ========      ========      ========      ========
Fixed Maturities Held to Maturity
 Corporate Securities                          $  7,470      $     --      $    211      $  7,259
                                               --------      --------      --------      --------

Total Fixed Maturities Held to Maturity        $  7,470      $     --      $    211      $  7,259
                                               ========      ========      ========      ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001, is shown below:

                                                 Available for Sale
                                         -----------------------------------
                                            Amortized      Estimated Fair
                                              Cost              Value
                                         -----------------------------------
                                                   (In Thousands)


Due in one year or less                     $   51,735        $    53,286

Due after one year through five years          225,748            231,715

Due after five years through ten years         163,721            166,996

Due after ten years                             37,792             38,737
                                         ---------------- ------------------

Total                                       $  478,996        $   490,734
                                         ================ ==================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999 were $552.4 million, $354.4 million, and $698.8 million, respectively. Gross gains of $10.1 million, $2.2 million, and $3.5 million, and gross losses of $10.1 million, $5.2 million, and $8.0 million, were realized on those sales during 2001, 2000, and 1999, respectively. Proceeds from maturities of fixed maturities available for sale during 2001, 2000, and 1999 were $0.5 million, $41.7 million, and $3.6 million, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $7.5 million. Unrealized losses of $0.2 million, net of tax, were recorded in "Accumulated Other Comprehensive Income (Loss)" at the time of transfer. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $7.8 million and $1.3 million for the years 2001 and 2000, respectively. There were no writedowns for impairments recorded during 1999.

Special Deposits
Fixed maturities of $0.5 million at December 31, 2001 and 2000 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                 2001           2000            1999
                                               --------       --------       --------
                                                           (In Thousands)
Fixed Maturities                               $ 46,813       $ 43,972       $ 39,538
Policy Loans                                      8,647          8,053          7,641
Short-Term Investments & Cash Equivalents         4,496          5,126          2,516
Other                                              (418)         1,300             60
                                               --------       --------       --------
Gross Investment Income                          59,538         58,451         49,755
Less Investment Expenses                         (3,557)        (3,927)        (2,155)
                                               --------       --------       --------
Net Investment Income                          $ 55,981       $ 54,524       $ 47,600
                                               ========       ========       ========

Pruco Life Insurance Company of New Jersey

--------------------------------------------------------------------------------
Notes to Financial Statements

3.  INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:
                                       2001          2000         1999
                                     -------       -------       -------
                                                 (In Thousands)

Fixed Maturities                     $(7,807)      $(4,324)      $(4,616)
Derivatives                           (1,823)        2,924          (412)
Other                                   --             355            15
                                     -------       -------       -------
Realized Investment Losses, Net      $(9,630)      $(1,045)      $(5,013)
                                     =======       =======       =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position are $54.8 million and $57.3 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment (Losses) Gains

Net unrealized investment (losses) gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                             Accumulated Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                                    Deferred                      Deferred     Related to Net
                                                    Unrealized       Policy     Policyholders'   Income Tax      Unrealized
                                                   Gains (Losses)  Acquisition     Account       (Liability)     Investment
                                                   on Investments     Costs        Balances        Benefit     Gains (Losses)
                                                   -------------- ------------- -------------    ----------- ----------------
                                                                                     (In Thousands)
Balance, December 31, 1998                            $  5,233       $ (3,545)      $    987       $ (1,082)      $  1,593

  Net investment gains (losses) on investments
  arising during the period                            (28,794)            --             --         10,366        (18,428)

  Reclassification adjustment for gains (losses)
  included in net income                                 4,610             --             --         (1,660)         2,950

  Impact of net unrealized investment gains
  (losses) on deferred policy acquisition costs             --         14,681             --         (5,285)         9,396

  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --         (2,499)           900         (1,599)
                                                      --------       --------       --------       --------       --------

Balance, December 31, 1999                             (18,951)        11,136         (1,512)         3,239         (6,088)

  Net investment gains (losses) on investments
  arising during the period                             12,620             --             --         (4,454)         8,166

  Reclassification adjustment for gains (losses)
  included in net income                                 4,324             --             --         (1,526)         2,798

  Impact of net unrealized investment
  gains (losses) on deferred policy acquisition             --        (10,161)            --          3,658         (6,503)

  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --          1,350           (486)           864

                                                      --------       --------       --------       --------       --------
Balance, December 31, 2000                              (2,007)           975           (162)           431           (763)

  Net investment gains (losses) on investments
  arising  during the period                             5,938             --             --         (2,138)         3,800

  Reclassification adjustment for gains (losses)
  included in net income                                 7,807             --             --         (2,810)         4,997

  Impact of net unrealized investment gains
  (losses) on deferred policy acquisition costs             --         (8,109)            --          2,919         (5,190)


  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --          1,376           (496)           880
                                                      --------       --------       --------       --------       --------
Balance, December 31, 2001                            $ 11,738       $ (7,134)      $  1,214       $ (2,094)      $  3,724
                                                      ========       ========       ========       ========       ========

Pruco Life Insurance Company of New Jersey

--------------------------------------------------------------------------------
Notes to Financial Statements

4.       DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                              2001               2000             1999
                                                           ---------           ---------       ---------
                                                                           (In Thousands)
Balance, Beginning of Year                                 $ 116,653           $ 129,184       $ 113,923
Capitalization of Commissions, Sales and Issue
Expenses                                                      25,953              10,638          13,439
Amortization                                                 (15,522)            (13,008)        (12,859)
Change in Unrealized Investment (Gains) Losses                (8,109)            (10,161)         14,681
                                                           ---------           ---------       ---------
Balance, End of Year                                       $ 118,975           $ 116,653       $ 129,184
                                                           =========           =========       =========

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                  2001              2000
                                             --------------     --------------
                                                      (In Thousands)

         Life Insurance                      $   114,698         $  103,557
         Annuities                                 4,702              4,661
                                             --------------      -------------
                                             $   119,400         $  108,218
                                             ==============      =============

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

      Product                       Mortality                       Interest Rate            Estimation Method
-----------------------  ------------------------------------  ----------------------- ------------------------------
Life Insurance           Generally rates                            2.5% to 11.25%     Net level premium based
Variable and             guaranteed in calculating                                     on non-forfeiture interest
Interest-Sensitive       cash surrender values                                         rate

Life Insurance  -        Best estimate plus a provision for          6.5% to 6.75%     Net level premium plus a
Term Insurance           adverse deviation                                             provision for adverse
                                                                                       deviation

Individual               Mortality table varies based on            6.25% to 8.75%     Present value of expected
Annuities                the issue year of the contract.                               future payment based on
                         Current table (for 1998 and later                             historical experience
                         issues) is the Annuity 2000
                         Mortality Table


 Policyholders' account balances at December 31, are as follows:

                                                    2001               2000
                                                -------------      -------------
                                                          (In Thousands)

         Interest-Sensitive Life Contracts      $  345,344         $  332,761
         Individual Annuities                      111,828            101,681
                                                -------------      -------------
                                                $  457,172         $  434,442
                                                =============      =============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

           Product                           Interest Rate                Withdrawal / Surrender Charges
---------------------------------    ----------------------------      ----------------------------------
Interest Sensitive Life Contracts            3.0% to 6.75%              Various up to 10 years


Individual Annuities                         3.0% to 6.0%               0% to 7% for up to 9 years

6.  REINSURANCE

The Company participates in reinsurance with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                               2001         2000        1999
                                             --------     --------    --------
                                                         (In Thousands)

Reinsurance Premiums ceded - affiliated      $  (257)      $   (19)      $ (17)
Reinsurance Premiums ceded - unaffiliated    $(2,540)      $  (445)      $  --

Policyholders' Benefits ceded                $   762       $   110       $  --

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 were as follows:

                                                 2001          2000
                                             -----------   -----------
                                                   (In Thousands)

     Life Insurance - affiliated                 $ 2,416         $ 369
                                             ===========   ===========

    The gross and net amounts of life insurance in force at December 31, were as follows:

                                               2001               2000               1999
                                               ----               ----               ----
                                                              (In Thousands)
Life Insurance Face Amount In Force        $ 11,071,045       $  7,874,501       $  7,523,324

Ceded To Other Companies                     (3,697,344)          (673,474)            (1,763)
                                           ------------       ------------       ------------
Net Amount of Life Insurance In Force      $  7,373,701       $  7,201,027       $  7,521,561
                                           ============       ============       ============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                       2001           2000           1999
                                     --------       --------       --------
                                                   (In Thousands)
Current Tax Expense (Benefit):
   U.S                               $ (3,756)      $ 15,365       $  6,769
   State and Local                        153             --            178
                                     --------       --------       --------
 Total                                 (3,603)        15,365          6,947
                                     --------       --------       --------


Deferred Tax Expense (Benefit):
   U.S                                 10,019         (3,211)           (54)
   State and Local                         88            545             (2)
                                     --------       --------       --------
   Total                               10,107         (2,666)           (56)
                                     --------       --------       --------

 Total Income Tax Expense            $  6,504       $ 12,699       $  6,891
                                     ========       ========       ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                           2001           2000           1999
                                         --------       --------       --------
                                                       (In Thousands)

Expected Federal Income Tax Expense      $  7,734       $ 12,699       $  6,891
State and Local Income Taxes                  157            354            114
Non taxable investment income              (1,558)          (843)          (878)
Other                                         171            489            764
                                         --------       --------       --------
Total Income Tax Expense                 $  6,504       $ 12,699       $  6,891
                                         ========       ========       ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2001          2000
                                                    --------      --------
                                                          (In Thousands)
Deferred Tax Assets
   Insurance Reserves                               $  7,331      $ 15,961
   Investments                                         1,061          (914)
                                                    --------      --------
   Deferred Tax Assets                                 8,392        15,047
                                                    --------      --------

Deferred Tax Liabilities
   Deferred Acquisition Costs                         35,233        34,249
   Net Unrealized (Gains) Losses on Securities         4,226          (723)
   Other                                               1,835         1,791
                                                    --------      --------
   Deferred Tax Liabilities                           41,294        35,317
                                                    --------      --------

Net Deferred Tax Liability                          $ 32,902      $ 20,270
                                                    ========      ========


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had no federal operating loss carryforwards and $4 million of state operating loss carryforwards for tax purposes, which will expire in 2021.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments.

8.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(12.1) million, $21.3 million, and $20.2 million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $111.5 million and $294.3 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 10 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2001                             2000
                                              --------------------------      ---------------------------
                                                Carrying       Estimated        Carrying        Estimated
                                                 Value        Fair Value          Value        Fair Value
                                              ----------      ----------      ----------       ----------
                                                                     (In Thousands)
Financial Assets:
   Fixed Maturities:
       Available for Sale                     $  490,734      $  490,734      $  612,851      $  612,851
       Held to Maturity                             --              --             7,470           7,259
   Policy loans                                  158,754         169,701         152,111         156,786
   Short-Term Investments                         32,983          32,983          28,759          28,759
   Cash and Cash Equivalents                      58,212          58,212          65,237          65,237
   Separate Accounts Assets                    1,631,113       1,631,113       1,805,584       1,805,584

Financial Liabilities:
   Investment Contracts                       $  117,694      $  117,694      $  102,255      $  102,255
   Cash Collateral for Loaned Securities          36,092          36,092          48,309          48,309
   Securities Sold Under Agreements
       to Repurchase                              18,514          18,514           9,754           9,754
   Separate Accounts Liabilities               1,631,113       1,631,113       1,805,584       1,805,584

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Derivative Financial Instruments

A derivative is a financial instrument whose value is derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All of the Company's derivatives are classified as other than trading. As of December 31, 2001, none of the Company's derivatives qualifies for hedge accounting treatment, therefore they are shown at fair value, with changes in fair value reported in current earnings.

Futures
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $37.0 million and $.03 million at December 31, 2001, respectively. The notional and fair value of futures contracts was $3.6 million and $.1 million at December 31, 2000, respectively.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2000, 100% of the notional consisted of interest rate derivatives.


11. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. DIVIDENDS

The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits. The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to its Parent in 2001 of $186 million.


13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized certain of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1, 2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts was $165.7 million and $182.4 million at December 31, 2001 and December 31, 2000, respectively.

Reinsurance
The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 2001, 2000, and 1999.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility with Prudential Funding LLC, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the financial statements listed in the accompanying index present fairly, in all material aspects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002